EXHIBIT 10.20

SUBLEASE

This Sublease (this “Sublease”), dated as of the 22nd day of July, 2015 (the “Effective Date”), between NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation doing business as “The Genomics Institute of the Novartis Research Foundation” (the “Sublandlord”) and having an address at 10675 John Jay Hopkins Drive, San Diego, California 92121, and NANTKWEST, INC., a Delaware corporation (the “Subtenant”) having an address at 2533 South Coast Highway 101, Suite 210, Cardiff-by-the-Sea, Encinitas, California 92007.

BACKGROUND

A. Under the terms of the Lease Agreement, dated August 8, 2011 (the “Original Overlease”), between ARE-John Hopkins Court, LLC, a Delaware limited liability company (the “Landlord”), as landlord, and Sublandlord, as tenant, the Sublandlord has leased from the Landlord premises (the “Overlease Premises”), comprising approximately 44,681 rentable square feet, in the building (the “Building”) located at 3530 John Hopkins Court, San Diego, California. A copy of the Original Overlease is attached to this Sublease as Exhibit A.

B. Subject to and in accordance with the terms and conditions of this Sublease, the Subtenant wishes to sublease from the Sublandlord, and the Sublandlord wishes to sublease to the Subtenant, the entire Overlease Premises (as the subject of this Sublease, the Overlease Premises are referred to as the “Subleased Premises”).

C. Contemporaneously with the execution and delivery of this Sublease, (1) the Landlord and the Sublandlord are executing and delivering a First Amendment to Lease, dated as of the Effective Date, amending the terms of the Overlease, in the form attached to this Sublease as Exhibit B (the “First Amendment”), and (2) the Landlord, the Sublandlord and the Subtenant are executing and delivering a Consent to Sublease, dated as of the Effective Date (the “Landlord Consent”), consenting to this Sublease. On or about June 19, 2015, the Landlord and the Subtenant executed and delivered a lease (the “New Lease”), under the terms of which the Subtenant will lease the Subleased Premises directly from the Landlord for a term commencing with the day following the “Expiration Date” referred to below.

AGREEMENT

In consideration of the mutual covenants and agreements contained in this Sublease, the Sublandlord and the Subtenant agree as follows:

1. References; Defined Terms. The Original Overlease, as amended by the First Amendment is referred to in this Sublease as the “Overlease”. All references in this Sublease to sections and exhibits are to sections and exhibits of and to this Sublease unless otherwise expressly noted. Capitalized terms used in this Sublease without other definition are used with the meanings provided for the terms in the Overlease. Certain terms used in this Sublease and for which definitions are not provided in the Overlease or elsewhere in this Sublease are used with the meanings specified in Section 26.

2. Demise of Subleased Premises. The Sublandlord hereby subleases to the Subtenant, and the Subtenant hereby subleases from the Sublandlord, the Subleased Premises for the term described in Section 3.

3. Term. The term of this Sublease (the “Term”) shall commence on the Effective Date and shall end on July 31, 2016 or on such earlier date upon which the Term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Sublease or pursuant to law (the last day of the Term is referred to as the “Expiration Date”).

4. Rent.

(a) The Subtenant shall have no obligation to pay fixed rent or Operating Expenses (including Operating Expenses in the nature of Taxes) for the Subleased Premises, other than Operating Expenses constituting charges for Utilities used by or supplied to the Subtenant during the Term.

(b) The Subtenant shall pay the Sublandlord Additional Sublease Rent for the Subleased Premises, and for the purposes of this Sublease the term “Additional Sublease Rent” means: (i) all amounts expressly required to be paid by the Subtenant to the Sublandlord under the terms this Sublease, (ii) charges for Utilities used by or supplied to the Subtenant during the Term, whether charged as Operating Expenses under the terms of the Overlease or separately billed for reimbursement by the Landlord (the charges described in this clause (ii) are referred to as “Utility Charges”), and (iii) all other sums that shall become due and payable by the Sublandlord to the Landlord under the Overlease as a result of the Subtenant’s occupancy of the Subleased Premises, and that would not have become due and payable but for the Subtenant’s particular use of the Subleased Premises (including use by all persons claiming by, through or under the Subtenant), and whether or not characterized as “Operating Expenses” in the Overlease, including (A) charges for services in excess of those services provided for in the Overlease, if and to the extent such services are requested by the Subtenant, and (B) charges imposed by the Landlord with respect to Alterations performed at the Subleased Premises by, or for the benefit of, the Subtenant (the sum described in this clause (iii) are referred to as “Other Charges”). The Sublandlord shall give prompt notice to the Subtenant following the Sublandlord’s receipt of invoices or statements from the Landlord requiring the payment of any amounts of Utility Charges or Other Charges, and the Subtenant shall pay the Sublandlord all such amounts not later than two Business Days preceding the day on which payment of such amounts is required to be made to the Landlord, and without deduction, abatement, counterclaim or setoff of any amount for any reason. The Subtenant shall pay to the Sublandlord all other Additional Sublease Rent within five Business Days of the Sublandlord’s delivery of a statement therefor, and without deduction, abatement, counterclaim or setoff of any amount for any reason. Notwithstanding the provisions of this Section 4(b), the Subtenant and the Sublandlord may, as a matter of convenience, establish in a writing supplemental to this Sublease such other mechanisms as they may deem appropriate for the direct payment to the Landlord of amounts required to be paid to the Sublandlord under this Sublease and that are in turn payable to the Landlord under the terms of the Overlease. Any provision of the Overlease incorporated in this Sublease under the terms of Section 8 referring to “Additional Charges”, “rent”, “escalations”, “payments” or “charges” or words of similar import (other than Base Rent and Operating Expenses for amounts other than Utility Charges and Other Charges) shall be deemed to refer to “Additional Sublease Rent” under this Sublease.

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(c) All Additional Sublease Rent shall be paid by the Subtenant to the Sublandlord in lawful money of the United States at the address of the Sublandlord set forth at the beginning of this Sublease, or at such other address as the Sublandlord may from time to time designate by notice to the Subtenant. Any payment by the Subtenant of any amount that is less than the full amount then owing under this Sublease may be applied by the Sublandlord against amounts owing under this Sublease in such order and manner as the Sublandlord may determine (notwithstanding any inconsistent designation by the Subtenant). No acceptance by the Sublandlord of any partial payment shall be deemed an accord and satisfaction, and the Sublandlord shall not be bound by any endorsement or statement, such as “payment in full,” on any check or letter, and the Sublandlord may accept any check or payment without prejudice to the Sublandlord’s right to recover the balance due or to pursue any other remedy available to the Sublandlord.

5. Utilities. The Sublandlord shall not be liable to the Subtenant by reason of any change in the quantity or character of any Utilities provided to the Building or in the event that any of them is no longer available or suitable for the Subtenant’s requirements. The Sublandlord shall not be liable to the Subtenant for any interruption, curtailment, failure, inadequacy or defect in the supply, quantity or character of Utilities furnished to the Subleased Premises by reason of any legal requirement, requirement, act or omission of Landlord or of the provider of any Utilities servicing the Building or for any other reason, nor shall any failure on the part of the Landlord to furnish, or any interruption of, any Utilities give rise to any abatement or reduction of the Subtenant’s obligations under this Sublease, or any constructive eviction.

6. Subordinate to Overlease; Modification Of Overlease. This Sublease is subject and subordinate to the Overlease and to the matters to which the Overlease is or shall be subject and subordinate. The Sublandlord shall not voluntarily agree to terminate the Overlease or agree to any modification or amendment of the Overlease that would increase or expand in any material respect the Subtenant’s obligations under this Sublease or with respect to the Subleased Premises, decrease or limit in any material respect the Subtenant’s rights under this Sublease or with respect to the Subleased Premises, or otherwise materially adversely affect the Subtenant or its use and enjoyment of the Subleased Premises, without the prior written consent of Subtenant in each instance, which consent shall not be withheld, conditioned or delayed unreasonably. The Sublandlord shall fully perform all of its obligations under the Overlease to the extent that the Subtenant has not agreed to perform such obligations under this Sublease.

7. Representations and Warranties of Sublandlord. The Sublandlord represents and warrants to the Subtenant that: (a) the copy of the Original Overlease attached as Exhibit A is accurate and complete, (b) the Overlease is in full force and effect, (c) the Sublandlord has not received any written notice from the Landlord asserting that the Sublandlord is currently in default of any of the provisions of the Overlease, and (d) to the Sublandlord’s actual knowledge, but without having made any investigation, the Landlord is not in default of any of the provisions of the Overlease.

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8. Incorporation by Reference.

(a) The terms, covenants and conditions of the Overlease are incorporated herein by reference so that, except as set forth in Section 8(b) or elsewhere in this Sublease, and except to the extent that such incorporated provisions are inapplicable to or modified by other provisions of this Sublease (all such incorporated provisions, and all such incorporated provisions as so modified, are referred to as the “Incorporated Provisions”), all of the terms, covenants and conditions of the Overlease that bind or inure to the benefit of the Landlord shall, in respect of this Sublease, bind or inure to the benefit of the Sublandlord, and all of the terms, covenants and conditions of the Overlease that bind or inure to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such incorporated terms, covenants and conditions were completely set forth in this Sublease, and as if the words “Landlord” and “Tenant” or words of similar import, wherever they appear in the Overlease, were construed to mean, respectively, “Sublandlord” and “Subtenant” in this Sublease; and as if the words “Premises” and “demised premises” or words of similar import, wherever they appear in the Overlease, were construed to mean “Subleased Premises” in this Sublease, and as if the word “Lease” or words of similar import, wherever they appear in the Overlease, were construed to mean this “Sublease.” Notwithstanding the provisions of the immediately preceding sentence, (i) reference to “Landlord” in any Incorporated Provision relating to the furnishing by “Landlord” of any services (including the services described in Section 13 of the Overlease), utilities (including the furnishing of utilities described in Section 11 of the Overlease), insurance (including the furnishing of insurance described in Section 17(a) of the Overlease), or facilities or the performance of any other installations, repairs, restorations, alterations, rebuilding or work (including work necessary for legal compliance) shall be deemed to refer to the Landlord rather than the Sublandlord, and (ii) the Sublandlord shall have all of the rights afforded the Landlord to enforce the Subtenant’s obligations under the Incorporated Provisions described in clause (i) of this sentence, but the Sublandlord shall have no obligation to perform the obligations of the Landlord under the Incorporated Provisions. The time limits contained in the Overlease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant under the Overlease, or for the exercise by the tenant under the Overlease of any right or remedy, are changed for the purposes of incorporation by reference in this Sublease by shortening the time limits, so that, except where a different time period is expressly provided for in this Sublease, in each instance the Subtenant shall have five fewer days to act under this Sublease than the Sublandlord has to act as the tenant with respect to the related matter under the Overlease, but the Subtenant shall have a minimum of five Business Days’ notice (unless the period of time provided under the Overlease is shorter than five Business Days, in which case the Subtenant shall have the time provided for in the Overlease). The time limits contained in the Overlease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the Landlord, or for the exercise by the Landlord of any right or remedy, are changed for the purposes of incorporation by reference in this Sublease by lengthening the time limits, so that, except where a different time period is specifically provided for in this Sublease, in each instance the Sublandlord shall have five days more time to act under this Sublease than the Landlord has to act with respect to the related matter under the Overlease.

(b) The following provisions of the Overlease shall not be incorporated by reference in this Sublease: the basic lease provisions following the preamble (to

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the extent such provisions are not referred to in the Incorporated Provisions), Section 1, all paragraphs but the last paragraph of Section 2, Sections 3, 4, and 5, the last sentence of the first paragraph of Section 7 (beginning “Except as may be provided under the Work Letter, …”), Sections 8, 9, and 10, the third and fourth paragraphs of Section 12, Section 17(a), the third paragraph (beginning “Prior to Tenant’s occupancy of the Premises, …”) and the fourth paragraph (beginning “In the instance where …”) of Section 17(b), Sections 18 and 19, Sections 26, 27, and 28, the second and third paragraphs of Section 31 (beginning “Notwithstanding the foregoing, …”), Sections 35 and 36, the second paragraph of Section 38 (beginning “Tenant shall have the exclusive right to display, …”), Section 39, Section 41(a), Section 41(c), the second sentence of Section 41(d) (beginning “Notwithstanding the foregoing, Tenant has requested …”), Sections 41(m), (o), and (r), Exhibit C, Exhibit D, Exhibit F, Exhibit G, and any provision constituting a representation or warranty by the Landlord under the Overlease.

(c) To the extent any term or condition of this Sublease conflicts with any term or condition of the Overlease, as between the Sublandlord and the Subtenant (but not as to the Landlord), this Sublease shall govern.

9. Performance by Sublandlord. The Sublandlord shall not be required to perform any obligation of the Landlord under the Overlease, and the Sublandlord shall have no liability to the Subtenant for the failure to perform any obligation of the Landlord under the Overlease, except that the Sublandlord shall use reasonable efforts, upon receipt of written request of the Subtenant and at the Subtenant’s expense, to cause the Landlord to observe or perform its obligations under the Overlease (although in any event the Sublandlord shall have no obligation to institute any legal proceedings against the Landlord). Prior to the termination of the Overlease, the Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than the Sublandlord’s rights under the Overlease. The Subtenant shall have the non-exclusive benefit of (and the Sublandlord shall assign to the Subtenant to the extent necessary for the Subtenant to obtain the effective benefit of) any construction or equipment warranties existing in favor of the Sublandlord with respect to the Subleased Premises.

10. No Breach of Overlease. The Subtenant shall not do or permit to be done any act that may constitute a breach or violation of any term, covenant or condition of the Overlease (including the Rules and Regulations from time to time in effect under the terms of the Overlease), even if such act is not otherwise expressly prohibited under the provisions of this Sublease.

11. Indemnity. The Subtenant shall indemnify, defend and hold harmless the Sublandlord from and against all claims, actions, losses, costs, damages, expenses and liabilities, including reasonable attorneys’ fees and expenses, that the Sublandlord may incur or pay by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises during the term of this Sublease (and during any other periods in which Subtenant is in possession of the Subleased Premises), (b) any breach or default hereunder on the Subtenant’s part, (c) any work done in or to the Subleased Premises by, or for the benefit of, the Subtenant or the Subtenant’s employees, agents, representatives, contractors, invitees or any other person claiming through or under the Subtenant, or (d) any act, omission or negligence on the part of the Subtenant or the Subtenant’s employees, agents, representatives, customers, contractors, invitees or any other person claiming through or under the Subtenant.

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12. Releases; Insurance.

(a) The Subtenant hereby releases (i) the Landlord or anyone claiming through or under Landlord by way of subrogation or otherwise, and (ii) the Sublandlord or anyone claiming through or under the Sublandlord by way of subrogation or otherwise, to the extent that the Sublandlord released the Landlord or the Landlord was relieved of liability or responsibility by the provisions of the Overlease. The Subtenant will cause its insurance carriers to include any clauses or endorsements in favor of the Landlord and the Sublandlord that the Sublandlord is required to provide for the benefit of the Landlord under the Overlease.

(b) Anything in this Sublease, including the Incorporated Provisions, to the contrary notwithstanding, the Subtenant and the Sublandlord each hereby releases the other and their respective agents, employees, successors and permitted assignees and subtenants, with respect to any liability for any damage to the Subleased Premises, the Building, the Project or their contents occurring during the term of this Sublease and normally covered by “special form” property insurance, whether or not such damage is caused by the acts of omission of such party or its contractors, employees, servants, visitors or invitees. The Subtenant and the Sublandlord each agrees to notify its insurer of the terms of the foregoing release and to cause its insurer to include in its property insurance policies in respect of the Subleased Premises a provision under which the insurer waives any rights of subrogation against the other party or consents to a waiver of right of recovery prior to the occurrence of any loss.

(c) Notwithstanding the Incorporated Provisions to the contrary (i) the Subtenant shall not have the right to satisfy any obligations to comply with any insurance requirements under this Sublease or the Overlease through self-insurance and (ii) the Subtenant shall, on the Effective Date, deliver to the Sublandlord evidence of insurance reasonably satisfactory to the Sublandlord with respect to the Subtenant’s insurance obligations under this Sublease, including a certificate of insurance showing the Sublandlord’s interest as an additional insured under the Subtenant’s policies of liability insurance with respect to the Subleased Premises and as a loss payee with respect to the Included Personal Property (as that term is defined in Section 29).

13. Late Charges. If payment of any Additional Sublease Rent shall not be made when due, the Subtenant shall pay to the Sublandlord interest on the unpaid amount from the date due until the date paid in full at an annual interest rate (the “Interest Rate”) equal to the lesser of (a) five percent per annum in excess of the so-called annual “base rate” of interest publicly announced by Citibank, N.A., New York, New York, from time to time, as its “base rate” (or such other term as may be used by Citibank, N.A., from time to time, for the rate currently referred to as its “base rate”), and (b) the then maximum lawful annual interest rate. The interest referred to in the immediately preceding sentence shall be payable by the Subtenant on demand of the Sublandlord, and if the Subtenant is in default of payment of the interest, the Sublandlord shall have (in addition to all other rights and remedies) the same rights and remedies as the Sublandlord has for the nonpayment of Additional Sublease Rent. The Subtenant acknowledges that any late payment of Additional Sublease Rent will cause the Sublandlord to

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incur costs and expenses for which Sublandlord is not otherwise reimbursed or compensated under this Sublease, including administrative and collection costs, processing and accounting expenses, and late charges in favor of Landlord under the Overlease, the exact amounts of all of which are extremely difficult to currently ascertain. Therefore, in addition to interest, if payment of any Additional Sublease Rent is not received by the Sublandlord within five days after the date due, the Subtenant shall pay the Sublandlord a late charge equal to the sum of (a) five percent of the amount of the late payment, (ii) any late charge imposed on the Sublandlord under the Overlease to the extent the late charge is attributable to the Subtenant’s late payment to the Sublandlord under this Sublease (the Subtenant acknowledging that the Sublandlord anticipates using Additional Sublease Rent payments received from the Subtenant under this Sublease to make payments due to the Landlord under the Overlease), and (iii) any reasonable attorneys’ fees incurred by the Sublandlord or the Landlord that is attributable to the Subtenant’s failure to pay Additional Sublease Rent when due. The Sublandlord and the Subtenant agree that this late charge represents a reasonable estimate of such costs and expenses and, together with the interest payable hereunder, is fair compensation to the Sublandlord for loss resulting from the Subtenant’s late payment. The late charge shall be deemed Additional Sublease Rent and the right to require it shall be in addition to all of the Sublandlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting the Sublandlord’s remedies in any manner.

14. Use. No representation or warranty is made by Sublandlord, and nothing contained in this Section 14 or elsewhere in this Sublease shall be deemed to be a representation or warranty by the Sublandlord that the Subleased Premises may be lawfully used for the purposes permitted by this Sublease, or for any other purpose; and the Sublandlord shall have no liability to the Subtenant if such use is not permitted by the present certificate of occupancy or any applicable zoning or other law or ordinance. The Subtenant shall comply with (a) the Overlease, (b) any certificate of occupancy relating to the Subleased Premises, (c) all present and future laws, statutes, ordinances, orders, rules, regulations and requirements of all Federal, state and municipal governments asserting jurisdiction over the Subleased Premises and (d) all requirements applicable to the Subleased Premises of the board of fire underwriters or any fire insurance rating or similar organization performing the same or similar functions.

15. Condition of Subleased Premises. Notwithstanding anything contained in this Sublease or the Overlease to the contrary, but subject to the requirements of the last sentence of this Section 15, the Subtenant acknowledges and agrees that (a) the Subtenant is fully familiar with the condition and state of repair of the Subleased Premises, (b) the Subtenant is leasing the Subleased Premises “as is” in their condition and state of repair on the Effective Date (subject to normal wear and tear and the Sublandlord’s right to remove equipment and property as provided in Section 29), and (c) subject to Section 29, the Sublandlord shall have no obligation to furnish, render or supply any work, labor, services, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for the Subtenant’s occupancy. Without limiting the generality of the immediately preceding provisions of this Section 15, the Subtenant acknowledges that the Sublandlord has afforded the Subtenant the opportunity for full and complete investigations, examinations and inspections and, in making and executing this Sublease, the Subtenant has relied solely on such investigations, examinations and inspections as the Subtenant has chosen to make or has made. On the Effective Date, the Sublandlord (a) shall deliver to the Subtenant such evidence as the Subtenant may reasonably require to evidence the

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Sublandlord’s delivery of possession of the Subleased Premises to the Subtenant free of any Tenant HazMat Operations and that the Sublandlord has satisfied the requirements of the Surrender Plan under Section 28 of the Overlease (but in any event the Sublandlord shall not be required to deliver a copy of the Surrender Plan to the Subtenant, except with such redactions as the Sublandlord shall require) and (b) shall cause (i) the carpet and flooring in the Subleased Premises to be cleaned, (ii) all painted surfaces in the Subleased Premises to be touched up (but not repainted as a whole), (iii) any broken or discolored ceiling tiles in the Subleased Premises to be replaced, and (iv) all light fixtures, and all HVAC, plumbing and electrical distributions systems in the Subleased Premises to be in good working order and in material compliance with all Legal Requirements. If any of the delivery conditions specified in the immediately preceding sentence are not satisfied to the Subtenant’s reasonable satisfaction, the Sublandlord shall remedy any material deficiency promptly following the Sublandlord’s receipt from the Subtenant of a reasonably detailed written notice describing the deficiency.

16. Consents and Approvals. In any circumstance in which the Sublandlord’s consent or approval is required under this Sublease, the Sublandlord’s refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter alia, such consent or approval has not been obtained from the Landlord. In any case in which the Landlord has consented to an Alteration, it shall not be necessary to obtain the Sublandlord’s consent to the Alteration if the Landlord has agreed in writing for the benefit of the Sublandlord (in the Landlord Consent or otherwise) that the Sublandlord shall have no obligation to remove the Alteration upon the expiration or earlier termination of this Sublease.

17. Termination Of Overlease.

(a) If for any reason the term of the Overlease shall terminate prior to the Expiration Date, this Sublease shall terminate upon the termination of the term of the Overlease and the Sublandlord shall not be liable to the Subtenant by reason of the termination of the Overlease, unless the termination shall have been caused by a breach or default of the Sublandlord under the Overlease or this Sublease and such breach or default shall not have been attributable to any breach or default by the Subtenant under this Sublease. If the Landlord wrongfully terminates or attempts to wrongfully terminate the Overlease, the Sublandlord shall cooperate with the Subtenant (at the Subtenant’s expense) to attempt to keep the Overlease in full force and effect.

(b) So long as the Subtenant is not in default under this Sublease beyond any applicable notice and cure periods, the Sublandlord shall not voluntarily surrender, cancel or terminate the Overlease during the Term, including with respect to a casualty or condemnation, without the prior written consent of the Subtenant. Anything in the immediately preceding sentence to the contrary notwithstanding, the Sublandlord may voluntarily surrender, cancel or terminate the Overlease if, and on the express condition that, the Landlord shall have agreed (it being understood that the Landlord is under no obligation to agree) in writing to continue this Sublease in full force and effect as a direct lease between the Landlord and the Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term. If the Landlord so agrees, the Subtenant shall attorn to the Landlord in connection with the voluntary surrender, cancellation or termination and shall execute an attornment agreement in such form as may reasonably be requested by the Landlord, provided

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that the attornment agreement shall not materially adversely affect the use by the Subtenant of the Subleased Premises in accordance with the terms of this Sublease, materially increase the Subtenant’s obligations under this Sublease or materially decrease the Subtenant’s rights under this Sublease.

18. Assignment and Subletting. Except in accordance with the applicable provisions of this Sublease and the provisions of Section 22 of the Overlease, the Subtenant shall not assign, sell, mortgage, pledge or in any other manner transfer or encumber this Sublease or any interest therein, or sublet the Subleased Premises or any part thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, without in each instance the prior written consent of both the Sublandlord and the Landlord. Neither the consent of the Sublandlord nor the Landlord to any assignment, subletting, mortgage, pledge, transfer, concession, license or use, nor any references in this Sublease to assignees, subtenants, mortgagees, pledges, transferees, concessionaires, licensees or users, shall in any way be construed to relieve the Subtenant of the requirement of obtaining the prior written consent of both the Sublandlord and the Landlord, to any (or to any further) assignment, subletting or use or to the making of any assignment, subletting, mortgage, pledge, transfer, concession or license with respect to this Sublease or all or any part of the Subleased Premises. If the Sublandlord and the Landlord consent to any assignment of this Sublease, the assignee shall execute and deliver to the Sublandlord an agreement, in form and substance satisfactory to the Sublandlord, whereby the assignee shall assume all of the Subtenant’s obligations under this Sublease. Notwithstanding any assignment, subletting or transfer, including any assignment, subletting, transfer or use permitted or consented to by the Sublandlord, the original Subtenant named herein, and all other persons and entities who at any time were the “Subtenant” hereunder, shall remain fully liable under this Sublease. Notwithstanding the foregoing provisions of this Section 18, to the extent not prohibited under the terms of the Overlease, the Subtenant shall have the right to obtain financing from investors (including venture capital funding and corporate partners) or undergo a public offering which results in a change in control of the Subtenant without such change of control constituting an assignment of this Sublease, provided that in the case of a financing referred to in this sentence (i) the Subtenant notifies the Sublandlord and the Landlord in writing of the financing at least 5 Business Days prior to the closing of the financing, and (ii) the financing does not result in a change in use of the Subleased Premises that is not permitted under this Sublease.

19. Right to Cure Subtenant’s Defaults. If the Subtenant shall fail to make any payment or perform any other obligation to be paid or performed on the part of the Subtenant under this Sublease, the Sublandlord shall have the right, but not the obligation, upon ten days’ prior written notice to the Subtenant, or without notice to Subtenant in the case of an emergency, and without waiving or releasing the Subtenant from any obligations of the Subtenant under this Sublease, to make such payment or perform such other obligation in such manner and to such extent as the Sublandlord shall deem necessary, and in connection therewith, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys’ fees and disbursements. The Subtenant shall pay to the Sublandlord as Additional Sublease Rent under this Sublease, within five Business Days after the Subtenant’s receipt of written demand for payment, all sums so paid by the Sublandlord and all incidental costs and expenses paid or incurred by the Sublandlord in connection therewith, together with interest at the Interest Rate on the amounts payable by the Subtenant, from the date of the making of such expenditures until the day of payment in full to the Sublandlord.

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20. Brokerage. The Sublandlord represents that Sublandlord has not dealt with any real estate broker or agent in connection with this Sublease or its negotiation other than Avison Young (the “Sublandlord’s Broker”). The Subtenant agrees to indemnify, defend (with legal counsel reasonably acceptable to the Sublandlord) and hold harmless the Sublandlord against and from any and all claims for any brokerage commissions, finder’s fee or similar compensation (except for commissions payable by the Sublandlord as provided in this Section 20), and all costs, expenses and liabilities in connection therewith, including reasonable attorneys’ fees and expenses, if such claim shall arise by, through or on account of any act of the Subtenant or its representatives. The Sublandlord shall pay any commissions due the Sublandlord’s Broker with respect to this Sublease (but not in any case with respect to the New Lease or any other direct lease between the Landlord and the Subtenant) in accordance with a separate agreement between the Sublandlord and the Sublandlord’s Broker.

21. Notices.

(a) Any notice, statement, demand, consent, approval or other communication that the Subtenant or the Sublandlord may be required or may wish to give, render or make pursuant to this Sublease or pursuant to any legal requirement (collectively, “notices”) shall be in writing (whether or not so stated elsewhere in this Sublease) and shall be deemed to have been properly delivered, given, rendered or made and received: (i) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below; or (ii) if sent by reputable overnight courier service, on the next Business Day after delivery to the courier service, addressed as set forth below. Copies of notices may be sent by electronic mail, but the notice to which any such electronic mail relates shall not be deemed properly delivered, given, rendered or made or received unless the original of such notice is sent in the manner specified in clause (i) or (ii) of the immediately preceding sentence, in which event such notice shall be deemed properly delivered, given, rendered or made or received as provided in the immediately preceding sentence.

If to the Sublandlord:

Novartis Institute for Functional Genomics, Inc.

10675 John Jay Hopkins Drive

San Diego, California 92121

Attention:         Chief Financial Officer

(with a copy by e-mail to jmccarthy@gnf.org)

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If to the Subtenant:

Nantkwest, Inc.

The Plastino Building

2533 South Coast Highway, Suite 210

Cardiff-by-the-Sea, California 92007-2133

Attention:         Lease Administrator

(with a copy by e-mail to rgomberg@conkwest.com)

(b) Either Subtenant or Sublandlord may, by notice as provided in Section 21(a), designate a different address (or addresses) within the United States for notices intended for it.

22. Security Deposit.

(a) The Subtenant shall deposit, and shall maintain on deposit with the Sublandlord at all times during the Term, cash in an amount equal to $134,043.00 (such deposit is referred to as the “Security Deposit”), as security for the full and prompt payment, performance and observance by the Subtenant of all of the covenants and obligations to be paid, performed or observed on the part of the Subtenant under this Sublease, and for the payment (or partial payment, to the extent the Security Deposit shall be insufficient for full payment) of any and all damages for which the Subtenant shall be liable by reason of any act or omission contrary to any of the provisions of this Sublease. Except as otherwise required by applicable law, the Sublandlord may commingle amounts deposited with the Sublandlord under this Section 22 with other funds of the Sublandlord and shall not be obligated to pay any interest thereon. If the Subtenant defaults beyond any applicable notice and cure periods in the full and prompt payment, performance and observance of any of the covenants and obligations to be paid, performed or observed on the part of the Subtenant under this Sublease, including the payment of Additional Sublease Rent, or any other sums or damages payable under this Sublease, the Sublandlord, at the Sublandlord’s election, may use, apply or retain the whole or any part of the Security Deposit, to the extent required for the payment of any such Additional Sublease Rent, or any other sums or damages in respect of which the Subtenant is in default, or for any sum which the Sublandlord may expend or may be required to expend by reason of the Subtenant’s default, including any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by the Sublandlord. If the Sublandlord shall so use, apply or retain the whole or any part of the Security Deposit, the Subtenant shall, upon demand, immediately deposit with the Sublandlord a sum equal to the amount so used, applied or retained. If, at any time after the payment by the Subtenant to the Sublandlord of any amounts required to be paid by the Subtenant under this Sublease, the Sublandlord is required to return or repay to the Subtenant, for any reason in connection with the bankruptcy or insolvency of the Subtenant, any Additional Sublease Rent, or any other sums paid by the Subtenant to the Sublandlord under this Sublease, then, at the Sublandlord’s election, the Security Deposit may be applied by the Sublandlord to offset all or any portion of the amounts so returned or repaid. The Security Deposit (or any remaining balance of the Security Deposit not applied in accordance with this Section 22) shall be returned to the Subtenant within 30 days after the Expiration Date.

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(b) The Subtenant further covenants that it will not assign or encumber, or attempt to assign or encumber, its interest in the Security Deposit, and that neither the Sublandlord nor its successors or assigns shall be bound by any such assignment or encumbrance, or attempted assignment or attempted encumbrance.

23. No Waiver. The Sublandlord’s receipt and acceptance of Additional Sublease Rent, or the Sublandlord’s acceptance of performance of any other obligation by the Subtenant, with knowledge of the Subtenant’s breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by the Sublandlord of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by the Sublandlord.

24. Successors and Assigns. The provisions of this Sublease, except as otherwise expressly provided in this Sublease, shall extend to, bind and inure to the benefit of the Sublandlord and the Subtenant and their respective successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Overlease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease.

25. Liability of Sublandlord and Subtenant.

(a) The Sublandlord’s partners, officers, directors, shareholders and principals, disclosed or undisclosed, shall have no personal liability under this Sublease. No property or assets of the Sublandlord’s partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Subtenant’s remedies under or with respect to this Sublease, the relationship of the Sublandlord and the Subtenant hereunder or the Subtenant’s use or occupancy of the Subleased Premises. If the Subtenant shall acquire a lien on such other property or assets by judgment or otherwise, the Subtenant shall promptly release such lien by executing and delivering to the Sublandlord any instrument, prepared by the Sublandlord at the Subtenant’s expense, required for such lien to be released. In addition, notwithstanding anything to the contrary contained in this Sublease (including the Incorporated Provisions), in no event shall the Sublandlord be liable to the Subtenant for consequential damages.

(b) The Subtenant’s partners, officers, directors, shareholders and principals, disclosed or undisclosed, shall have no personal liability under this Sublease. No property or assets of the Subtenant’s partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Sublandlord’s remedies under or with respect to this Sublease, the relationship of the Sublandlord and the Subtenant hereunder or the Subtenant’s use or occupancy of the Subleased Premises. If the Sublandlord shall acquire a lien on such other property or assets by judgment or otherwise, the Sublandlord shall promptly release such lien by executing and delivering to the Subtenant any instrument, prepared by the Subtenant at the Sublandlord’s expense, required for such lien to be released. In addition, notwithstanding anything to the contrary contained in this Sublease (including the Incorporated Provisions), in no event shall the Subtenant be liable to the Sublandlord for consequential damages

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26. Interpretation. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed within the State of California. The captions to the sections of this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. Each covenant, agreement, obligation or other provision of this Sublease binding upon the Subtenant shall be deemed and construed as a separate and independent covenant of the Subtenant, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity. Time is of the essence with respect each and every term of this Sublease. The term “Business Day”as used in this Sublease means any day other than a Saturday, Sunday or other day on which banks in the State of California are permitted to be closed for business. The use in this Sublease of the words “herein”, “hereunder”, or words of similar import is intended to refer to this entire Sublease, unless expressly stated to the contrary. The use in this Sublease of the words “such as”, “include”, “including” or words of similar import is intended to be construed as if followed by the phrase “without limitation” and shall not be deemed to limit the generality of the term or clause to which they have reference, whether or not expressly non-limiting language is used.

27. Quiet Enjoyment. Subject to the provisions of this Sublease (including the Incorporated Provisions) and to any mortgage, deed of trust, lease or other agreement to which the Overlease may be subordinated, the Sublandlord covenants that so long as the Subtenant is not in default in the performance of its covenants and agreements under this Sublease, the Subtenant’s quiet and peaceable enjoyment of the Subleased Premises shall not be disturbed or interfered with by the Sublandlord or any person claiming by, through or under the Sublandlord.

28. Entire Agreement. This Sublease represents the entire agreement of the Sublandlord and the Subtenant with respect to the subject matter hereof, supersedes all prior communications concerning the subject matter of this Sublease and may not be amended except in writing signed by both the Sublandlord’s and the Subtenant’s authorized officers. This Sublease may be executed in multiple counterparts and shall be deemed fully executed and delivered when a counterpart executed by each of the Sublandlord and the Subtenant has been delivered to the other. Each such counterpart shall be deemed an original, and all such counterparts taken together shall constitute a single instrument.

29. Included Personal Property. So long as this Sublease is in full force and effect, during the term of this Sublease the Subtenant shall be permitted to use the furniture and equipment existing in the Subleased Premises on the Effective Date listed on Exhibit C to this Sublease (the “Included Personal Property”), provided that: (i) the Subtenant acknowledges that the Included Personal Property is being delivered to the Subtenant in its “as is” “where is” condition on the Effective Date (subject to normal wear and tear following the Effective Date), without representation or warranty as to fitness, merchantability or use or any other representation; (ii) for the purposes of Section 17(b) of the Overlease, as incorporated by reference under the terms of Section 8), the Included Personal Property shall be deemed property

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installed in the Subleased Premises by the Subtenant at the Subtenant’s expense, and the Subtenant shall deliver to the Sublandlord on the Effective Date evidence of insurance reasonably satisfactory to the Sublandlord with respect thereto, including a certificate of insurance showing the Sublandlord’s interest as a loss payee; and (iii) the Included Personal Property shall remain in the Subleased Premises during the Term (or be removed to such storage facilities as may be approved by the Sublandlord in writing) and be delivered to the Sublandlord upon the Expiration Date, in the same condition as delivered to the Subtenant on the Effective Date, reasonable wear and tear and damage by casualty excepted. Upon the expiration of the Term (except as the result of the termination of this Sublease by reason of the Subtenant’s default), the Subtenant shall purchase from the Sublandlord, and the Sublandlord shall sell to the Subtenant, all of the Sublandlord’s interest in the Included Personal Property, for the sum of $1.00, without representation or warranty as to fitness, merchantability or use or any other representation. The Sublandlord shall have the right, on or before August 20, 2015, to remove from the Subleased Premises any items of telecommunications and audiovisual equipment as are not part of the Included Personal Property, and to enter onto the Subleased Premises for that purpose, at reasonable times and upon reasonable prior notice to the Subtenant, provided that, if the Sublessee reasonably cooperates in good faith with the Sublandlord’s entry upon the Subleased Premises for the purposes specified in this sentence, any items of telecommunications and audiovisual equipment not removed from the Subleased Premises by the close of business on August 31, 2015 shall be deemed part of the Included Personal Property.

30. Parking. Subject to the terms and conditions of the Overlease, the Subtenant shall have the right, for no additional charge, during the Term to the use of the parking spaces allotted to the Sublandlord under the Overlease.

31. Signage. The Sublandlord agrees, at no cost or expense to the Sublandlord, to cooperate with the Subtenant in connection with any reasonable request by the Subtenant to make available to the Subtenant the signage rights that the Sublandlord would otherwise have under Section 38 of the Overlease. The Subtenant shall have the right, at the Subtenant’s expense, to remove all of the Sublandlord’s existing signage at the Building, and the Subtenant shall be responsible for any and all costs and expenses (including installation costs) in connection with any signage permitted under the terms of the Overlease or otherwise approved by the Landlord.

32. Certain Rights Reserved to Sublandlord. The Sublandlord reserves to itself, on a non-exclusive basis with the Subtenant and subject to the terms of the Lease, the right to continue the use for itself and its employees of the following amenities available for tenants of the Project: (a) the Nautilus Fitness Center, (b) the conference center located within the Project, and (c) the Green Acres cafeteria (with any associated tenant discount to which the Sublandlord is entitled, if any, under the Lease).

33. Surrender. If the New Lease is in effect on the July 31, 2016, the Subtenant shall have no obligations with respect to the surrender of the Subleased Premises to the Sublandlord on the Expiration Date.

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IN WITNESS WHEREOF, the Sublandlord and the Subtenant have executed this Sublease as of the Effective Date.

SUBLANDLORD:

NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC.
a Delaware corporation

By:	/s/ Julie McCarthy
Name: Julie McCarthy
Title: VP of Legal

SUBTENANT:

NANTKWEST, INC., a Delaware corporation

By:	/s/ Richard Gomberg
Name: Richard Gomberg
Title: Chief Financial Officer

EXHIBIT A

The Original Overlease

[Attached]

SUBLEASE

This Sublease (this “Sublease”), dated as of the 22nd day of July, 2015 (the “Effective Date”), between NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation doing business as “The Genomics Institute of the Novartis Research Foundation” (the “Sublandlord”) and having an address at 10675 John Jay Hopkins Drive, San Diego, California 92121, and NANTKWEST, INC., a Delaware corporation (the “Subtenant”) having an address at 2533 South Coast Highway 101, Suite 210, Cardiff-by-the-Sea, Encinitas, California 92007.

BACKGROUND

A. Under the terms of the Lease Agreement, dated August 8, 2011 (the “Original Overlease”), between ARE-John Hopkins Court, LLC, a Delaware limited liability company (the “Landlord”), as landlord, and Sublandlord, as tenant, the Sublandlord has leased from the Landlord premises (the “Overlease Premises’’), comprising approximately 44,681 rentable square feet, in the building (the “Building”) located at 3530 John Hopkins Court, San Diego, California. A copy of the Original Overlease is attached to this Sublease as Exhibit A.

B. Subject to and in accordance with the terms and conditions of this Sublease, the Subtenant wishes to sublease from the Sublandlord, and the Sublandlord wishes to sublease to the Subtenant, the entire Overlease Premises (as the subject of this Sublease, the Overlease Premises are referred to as the “Subleased Premises”).

C. Contemporaneously with the execution and delivery of this Sublease, (1) the Landlord and the Sublandlord are executing and delivering a First Amendment to Lease, dated as of the Effective Date, amending the terms of the Overlease, in the form attached to this Sublease as Exhibit B (the “First Amendment”), and (2) the Landlord, the Sublandlord and the Subtenant are executing and delivering a Consent to Sublease, dated as of the Effective Date (the “Landlord Consent”), consenting to this Sublease. On or about June 19, 2015, the Landlord and the Subtenant executed and delivered a lease (the “New Lease”), under the terms of which the Subtenant will lease the Subleased Premises directly from the Landlord for a term commencing with the day following the “Expiration Date” referred to below.

AGREEMENT

In consideration of the mutual covenants and agreements contained in this Sublease, the Sublandlord and the Subtenant agree as follows:

1. References; Defined Terms. The Original Overlease, as amended by the First Amendment is referred to in this Sublease as the “Overlease”. All references in this Sublease to sections and exhibits are to sections and exhibits of and to this Sublease unless otherwise expressly noted. Capitalized terms used in this Sublease without other definition are used with the meanings provided for the terms in the Overlease. Certain terms used in this Sublease and for which definitions are not provided in the Overlease or elsewhere in this Sublease are used with the meanings specified in Section 26.

2. Demise of Subleased Premises. The Sublandlord hereby subleases to the Subtenant, and the Subtenant hereby subleases from the Sublandlord, the Subleased Premises for the term described in Section 3.

3. Term. The term of this Sublease (the “Term”) shall commence on the Effective Date and shall end on July 31, 2016 or on such earlier date upon which the Term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Sublease or pursuant to law (the last day of the Term is referred to as the “Expiration Date”).

4. Rent.

(a) The Subtenant shall have no obligation to pay fixed rent or Operating Expenses (including Operating Expenses in the nature of Taxes) for the Subleased Premises, other than Operating Expenses constituting charges for Utilities used by or supplied to the Subtenant during the Term.

(b) The Subtenant shall pay the Sublandlord Additional Sublease Rent for the Subleased Premises, and for the purposes of this Sublease the term “Additional Sublease Rent” means: (i) all amounts expressly required to be paid by the Subtenant to the Sublandlord under the terms this Sublease, (ii) charges for Utilities used by or supplied to the Subtenant during the Term, whether charged as Operating Expenses under the terms of the Overlease or separately billed for reimbursement by the Landlord (the charges described in this clause (ii) are referred to as “Utility Charges”), and (iii) all other sums that shall become due and payable by the Sublandlord to the Landlord under the Overlease as a result of the Subtenant’s occupancy of the Subleased Premises, and that would not have become due and payable but for the Subtenant’s particular use of the Subleased Premises (including use by all persons claiming by, through or under the Subtenant), and whether or not characterized as “Operating Expenses” in the Overlease, including (A) charges for services in excess of those services provided for in the Overlease, if and to the extent such services are requested by the Subtenant, and (B) charges imposed by the Landlord with respect to Alterations performed at the Subleased Premises by, or for the benefit of, the Subtenant (the sum described in this clause (iii) are referred to as “Other Charges”). The Sublandlord shall give prompt notice to the Subtenant following the Sublandlord’s receipt of invoices or statements from the Landlord requiring the payment of any amounts of Utility Charges or Other Charges, and the Subtenant shall pay the Sublandlord all such amounts not later than two Business Days preceding the day on which payment of such amounts is required to be made to the Landlord, and without deduction, abatement, counterclaim or setoff of any amount for any reason. The Subtenant shall pay to the Sublandlord all other Additional Sublease Rent within five Business Days of the Sublandlord’s delivery of a statement therefor, and without deduction, abatement, counterclaim or setoff of any amount for any reason. Notwithstanding the provisions of this Section 4(b), the Subtenant and the Sublandlord may, as a matter of convenience, establish in a writing supplemental to this Sublease such other mechanisms as they may deem appropriate for the direct payment to the Landlord of amounts required to be paid to the Sublandlord under this Sublease and that are in turn payable to the Landlord under the terms of the Overlease. Any provision of the Overlease incorporated in this Sublease under the terms of Section 8 referring to “Additional Charges”, “rent”, “escalations”, “payments” or “charges” or words of similar import (other than Base Rent and Operating

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Expenses for amounts other than Utility Charges and Other Charges) shall be deemed to refer to “Additional Sublease Rent” under this Sublease.

(c) All Additional Sublease Rent shall be paid by the Subtenant to the Sublandlord in lawful money of the United States at the address of the Sublandlord set forth at the beginning of this Sublease, or at such other address as the Sublandlord may from time to time designate by notice to the Subtenant. Any payment by the Subtenant of any amount that is less than the full amount then owing under this Sublease may be applied by the Sublandlord against amounts owing under this Sublease in such order and manner as the Sublandlord may determine (notwithstanding any inconsistent designation by the Subtenant). No acceptance by the Sublandlord of any partial payment shall be deemed an accord and satisfaction, and the Sublandlord shall not be bound by any endorsement or statement, such as “payment in full,” on any check or letter, and the Sublandlord may accept any check or payment without prejudice to the Sublandlord’s right to recover the balance due or to pursue any other remedy available to the Sublandlord.

5. Utilities. The Sublandlord shall not be liable to the Subtenant by reason of any change in the quantity or character of any Utilities provided to the Building or in the event that any of them is no longer available or suitable for the Subtenant’s requirements. The Sublandlord shall not be liable to the Subtenant for any interruption, curtailment, failure, inadequacy or defect in the supply, quantity or character of Utilities furnished to the Subleased Premises by reason of any legal requirement, requirement, act or omission of Landlord or of the provider of any Utilities servicing the Building or for any other reason, nor shall any failure on the part of the Landlord to furnish, or any interruption of, any Utilities give rise to any abatement or reduction of the Subtenant’s obligations under this Sublease, or any constructive eviction.

6. Subordinate to Overlease; Modification Of Overlease. This Sublease is subject and subordinate to the Overlease and to the matters to which the Overlease is or shall be subject and subordinate. The Sublandlord shall not voluntarily agree to terminate the Overlease or agree to any modification or amendment of the Overlease that would increase or expand in any material respect the Subtenant’s obligations under this Sublease or with respect to the Subleased Premises, decrease or limit in any material respect the Subtenant’s rights under this Sublease or with respect to the Subleased Premises, or otherwise materially adversely affect the Subtenant or its use and enjoyment of the Subleased Premises, without the prior written consent of Subtenant in each instance, which consent shall not be withheld, conditioned or delayed unreasonably. The Sublandlord shall fully perform all of its obligations under the Overlease to the extent that the Subtenant has not agreed to perform such obligations under this Sublease.

7. Representations and Warranties of Sublandlord. The Sublandlord represents and warrants to the Subtenant that: (a) the copy of the Original Overlease attached as Exhibit A is accurate and complete, (b) the Overlease is in full force and effect, (c) the Sublandlord has not received any written notice from the Landlord asserting that the Sublandlord is currently in default of any of the provisions of the Overlease, and (d) to the Sublandlord’s actual knowledge, but without having made any investigation, the Landlord is not in default of any of the provisions of the Overlease.

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8. Incorporation by Reference.

(a) The terms, covenants and conditions of the Overlease are incorporated herein by reference so that, except as set forth in Section 8(b) or elsewhere in this Sublease, and except to the extent that such incorporated provisions are inapplicable to or modified by other provisions of this Sublease (all such incorporated provisions, and all such incorporated provisions as so modified, are referred to as the “Incorporated Provisions”), all of the terms, covenants and conditions of the Overlease that bind or inure to the benefit of the Landlord shall, in respect of this Sublease, bind or inure to the benefit of the Sublandlord, and all of the terms, covenants and conditions of the Overlease that bind or inure to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such incorporated terms, covenants and conditions were completely set forth in this Sublease, and as if the words “Landlord” and “Tenant” or words of similar import, wherever they appear in the Overlease, were construed to mean, respectively, “Sublandlord” and “Subtenant” in this Sublease; and as if the words “Premises” and “demised premises” or words of similar import, wherever they appear in the Overlease, were construed to mean “Subleased Premises’’ in this Sublease, and as if the word “Lease” or words of similar import, wherever they appear in the Overlease, were construed to mean this “Sublease.” Notwithstanding the provisions of the immediately preceding sentence, (i) reference to “Landlord” in any Incorporated Provision relating to the furnishing by “Landlord” of any services (including the services described in Section 13 of the Overlease), utilities (including the furnishing of utilities described in Section 11 of the Overlease), insurance (including the furnishing of insurance described in Section 17(a) of the Overlease), or facilities or the performance of any other installations, repairs, restorations, alterations, rebuilding or work (including work necessary for legal compliance) shall be deemed to refer to the Landlord rather than the Sublandlord, and (ii) the Sublandlord shall have all of the rights afforded the Landlord to enforce the Subtenant’s obligations under the Incorporated Provisions described in clause (i) of this sentence, but the Sublandlord shall have no obligation to perform the obligations of the Landlord under the Incorporated Provisions. The time limits contained in the Overlease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant under the Overlease, or for the exercise by the tenant under the Overlease of any right or remedy, are changed for the purposes of incorporation by reference in this Sublease by shortening the time limits, so that, except where a different time period is expressly provided for in this Sublease, in each instance the Subtenant shall have five fewer days to act under this Sublease than the Sublandlord has to act as the tenant with respect to the related matter under the Overlease, but the Subtenant shall have a minimum of five Business Days’ notice (unless the period of time provided under the Overlease is shorter than five Business Days, in which case the Subtenant shall have the time provided for in the Overlease). The time limits contained in the Overlease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the Landlord, or for the exercise by the Landlord of any right or remedy, are changed for the purposes of incorporation by reference in this Sublease by lengthening the time limits, so that, except where a different time period is specifically provided for in this Sublease, in each instance the Sublandlord shall have five days more time to act under this Sublease than the Landlord has to act with respect to the related matter under the Overlease.

(b) The following provisions of the Overlease shall not be incorporated by reference in this Sublease: the basic lease provisions following the preamble (to

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the extent such provisions are not referred to in the Incorporated Provisions), Section 1, all paragraphs but the last paragraph of Section 2, Sections 3, 4, and 5, the last sentence of the first paragraph of Section 7 (beginning “Except as may be provided under the Work Letter, ...”), Sections 8, 9, and 10, the third and fourth paragraphs of Section 12, Section 17(a), the third paragraph (beginning “Prior to Tenant’s occupancy of the Premises, ...”) and the fourth paragraph (beginning “In the instance where ...”) of Section 17(b), Sections 18 and 19, Sections 26, 27, and 28, the second and third paragraphs of Section 31 (beginning “Notwithstanding the foregoing, ...”), Sections 35 and 36, the second paragraph of Section 38 (beginning “Tenant shall have the exclusive right to display, ...”), Section 39, Section 41(a), Section 41(c), the second sentence of Section 41(d) (beginning “Notwithstanding the foregoing, Tenant has requested ...”), Sections 41(m), (o), and (r), Exhibit C, Exhibit D, Exhibit F, Exhibit G, and any provision constituting a representation or warranty by the Landlord under the Overlease.

(c) To the extent any term or condition of this Sublease conflicts with any term or condition of the Overlease, as between the Sublandlord and the Subtenant (but not as to the Landlord), this Sublease shall govern.

9. Performance by Sublandlord. The Sublandlord shall not be required to perform any obligation of the Landlord under the Overlease, and the Sublandlord shall have no liability to the Subtenant for the failure to perform any obligation of the Landlord under the Overlease, except that the Sublandlord shall use reasonable efforts, upon receipt of written request of the Subtenant and at the Subtenant’s expense, to cause the Landlord to observe or perform its obligations under the Overlease (although in any event the Sublandlord shall have no obligation to institute any legal proceedings against the Landlord). Prior to the termination of the Overlease, the Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than the Sublandlord’s rights under the Overlease. The Subtenant shall have the non-exclusive benefit of (and the Sublandlord shall assign to the Subtenant to the extent necessary for the Subtenant to obtain the effective benefit of) any construction or equipment warranties existing in favor of the Sublandlord with respect to the Subleased Premises.

10. No Breach of Overlease. The Subtenant shall not do or permit to be done any act that may constitute a breach or violation of any term, covenant or condition of the Overlease (including the Rules and Regulations from time to time in effect under the terms of the Overlease), even if such act is not otherwise expressly prohibited under the provisions of this Sublease.

11. Indemnity. The Subtenant shall indemnify, defend and hold harmless the Sublandlord from and against all claims, actions, losses, costs, damages, expenses and liabilities, including reasonable attorneys’ fees and expenses, that the Sublandlord may incur or pay by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises during the term of this Sublease (and during any other periods in which Subtenant is in possession of the Subleased Premises), (b) any breach or default hereunder on the Subtenant’s part, (c) any work done in or to the Subleased Premises by, or for the benefit of, the Subtenant or the Subtenant’s employees, agents, representatives, contractors, invitees or any other person claiming through or under the Subtenant, or (d) any act, omission or negligence on

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the part of the Subtenant or the Subtenant’s employees, agents, representatives, customers, contractors, invitees or any other person claiming through or under the Subtenant.

12. Releases; Insurance.

(a) The Subtenant hereby releases (i) the Landlord or anyone claiming through or under Landlord by way of subrogation or otherwise, and (ii) the Sublandlord or anyone claiming through or under the Sublandlord by way of subrogation or otherwise, to the extent that the Sublandlord released the Landlord or the Landlord was relieved of liability or responsibility by the provisions of the Overlease. The Subtenant will cause its insurance carriers to include any clauses or endorsements in favor of the Landlord and the Sublandlord that the Sublandlord is required to provide for the benefit of the Landlord under the Overlease.

(b) Anything in this Sublease, including the Incorporated Provisions, to the contrary notwithstanding, the Subtenant and the Sublandlord each hereby releases the other and their respective agents, employees, successors and permitted assignees and subtenants, with respect to any liability for any damage to the Subleased Premises, the Building, the Project or their contents occurring during the term of this Sublease and normally covered by “special form” property insurance, whether or not such damage is caused by the acts of omission of such party or its contractors, employees, servants, visitors or invitees. The Subtenant and the Sublandlord each agrees to notify its insurer of the terms of the foregoing release and to cause its insurer to include in its property insurance policies in respect of the Subleased Premises a provision under which the insurer waives any rights of subrogation against the other party or consents to a waiver of right of recovery prior to the occurrence of any loss.

(c) Notwithstanding the Incorporated Provisions to the contrary (i) the Subtenant shall not have the right to satisfy any obligations to comply with any insurance requirements under this Sublease or the Overlease through self-insurance and (ii) the Subtenant shall, on the Effective Date, deliver to the Sublandlord evidence of insurance reasonably satisfactory to the Sublandlord with respect to the Subtenant’s insurance obligations under this Sublease, including a certificate of insurance showing the Sublandlord’s interest as an additional insured under the Subtenant’s policies of liability insurance with respect to the Subleased Premises and as a loss payee with respect to the Included Personal Property (as that term is defined in Section 29).

13. Late Charges. If payment of any Additional Sublease Rent shall not be made when due, the Subtenant shall pay to the Sublandlord interest on the unpaid amount from the date due until the date paid in full at an annual interest rate (the “Interest Rate”) equal to the lesser of (a) five percent per annum in excess of the so-called annual “base rate” of interest publicly announced by Citibank, N.A., New York, New York, from time to time, as its “base rate” (or such other term as may be used by Citibank, N.A., from time to time, for the rate currently referred to as its “base rate”), and (b) the then maximum lawful annual interest rate. The interest referred to in the immediately preceding sentence shall be payable by the Subtenant on demand of the Sublandlord, and if the Subtenant is in default of payment of the interest, the Sublandlord shall have (in addition to all other rights and remedies) the same rights and remedies as the Sublandlord has for the nonpayment of Additional Sublease Rent. The Subtenant acknowledges that any late payment of Additional Sublease Rent will cause the Sublandlord to

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incur costs and expenses for which Sublandlord is not otherwise reimbursed or compensated under this Sublease, including administrative and collection costs, processing and accounting expenses, and late charges in favor of Landlord under the Overlease, the exact amounts of all of which are extremely difficult to currently ascertain. Therefore, in addition to interest, if payment of any Additional Sublease Rent is not received by the Sublandlord within five days after the date due, the Subtenant shall pay the Sublandlord a late charge equal to the sum of (a) five percent of the amount of the late payment, (ii) any late charge imposed on the Sublandlord under the Overlease to the extent the late charge is attributable to the Subtenant’s late payment to the Sublandlord under this Sublease (the Subtenant acknowledging that the Sublandlord anticipates using Additional Sublease Rent payments received from the Subtenant under this Sublease to make payments due to the Landlord under the Overlease), and (iii) any reasonable attorneys’ fees incurred by the Sublandlord or the Landlord that is attributable to the Subtenant’s failure to pay Additional Sublease Rent when due. The Sublandlord and the Subtenant agree that this late charge represents a reasonable estimate of such costs and expenses and, together with the interest payable hereunder, is fair compensation to the Sublandlord for loss resulting from the Subtenant’s late payment. The late charge shall be deemed Additional Sublease Rent and the right to require it shall be in addition to all of the Sublandlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting the Sublandlord’s remedies in any manner.

14. Use. No representation or warranty is made by Sublandlord, and nothing contained in this Section 14 or elsewhere in this Sublease shall be deemed to be a representation or warranty by the Sublandlord that the Subleased Premises may be lawfully used for the purposes permitted by this Sublease, or for any other purpose; and the Sublandlord shall have no liability to the Subtenant if such use is not permitted by the present certificate of occupancy or any applicable zoning or other law or ordinance. The Subtenant shall comply with (a) the Overlease, (b) any certificate of occupancy relating to the Subleased Premises, (c) all present and future laws, statutes, ordinances, orders, rules, regulations and requirements of all Federal, state and municipal governments asserting jurisdiction over the Subleased Premises and (d) all requirements applicable to the Subleased Premises of the board of fire underwriters or any fire insurance rating or similar organization performing the same or similar functions.

15. Condition of Subleased Premises. Notwithstanding anything contained in this Sublease or the Overlease to the contrary, but subject to the requirements of the last sentence of this Section 15, the Subtenant acknowledges and agrees that (a) the Subtenant is fully familiar with the condition and state of repair of the Subleased Premises, (b) the Subtenant is leasing the Subleased Premises “as is” in their condition and state of repair on the Effective Date (subject to normal wear and tear and the Sublandlord’s right to remove equipment and property as provided in Section 29), and (c) subject to Section 29, the Sublandlord shall have no obligation to furnish, render or supply any work, labor, services, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for the Subtenant’s occupancy. Without limiting the generality of the immediately preceding provisions of this Section 15, the Subtenant acknowledges that the Sublandlord has afforded the Subtenant the opportunity for full and complete investigations, examinations and inspections and, in making and executing this Sublease, the Subtenant has relied solely on such investigations, examinations and inspections as the Subtenant has chosen to make or has made. On the Effective Date, the Sublandlord (a) shall deliver to the Subtenant such evidence as the Subtenant may reasonably require to evidence the

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Sublandlord’s delivery of possession of the Subleased Premises to the Subtenant free of any Tenant HazMat Operations and that the Sublandlord has satisfied the requirements of the Surrender Plan under Section 28 of the Overlease (but in any event the Sublandlord shall not be required to deliver a copy of the Surrender Plan to the Subtenant, except with such redactions as the Sublandlord shall require) and (b) shall cause (i) the carpet and flooring in the Subleased Premises to be cleaned, (ii) all painted surfaces in the Subleased Premises to be touched up (but not repainted as a whole), (iii) any broken or discolored ceiling tiles in the Subleased Premises to be replaced, and (iv) all light fixtures, and all HVAC, plumbing and electrical distributions systems in the Subleased Premises to be in good working order and in material compliance with all Legal Requirements. If any of the delivery conditions specified in the immediately preceding sentence are not satisfied to the Subtenant’s reasonable satisfaction, the Sublandlord shall remedy any material deficiency promptly following the Sublandlord’s receipt from the Subtenant of a reasonably detailed written notice describing the deficiency.

16. Consents and Approvals. In any circumstance in which the Sublandlord’s consent or approval is required under this Sublease, the Sublandlord’s refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter alia, such consent or approval has not been obtained from the Landlord. In any case in which the Landlord has consented to an Alteration, it shall not be necessary to obtain the Sublandlord’s consent to the Alteration if the Landlord has agreed in writing for the benefit of the Sublandlord (in the Landlord Consent or otherwise) that the Sublandlord shall have no obligation to remove the Alteration upon the expiration or earlier termination of this Sublease.

17. Termination Of Overlease.

(a) If for any reason the term of the Overlease shall terminate prior to the Expiration Date, this Sublease shall terminate upon the termination of the term of the Overlease and the Sublandlord shall not be liable to the Subtenant by reason of the termination of the Overlease, unless the termination shall have been caused by a breach or default of the Sublandlord under the Overlease or this Sublease and such breach or default shall not have been attributable to any breach or default by the Subtenant under this Sublease. If the Landlord wrongfully terminates or attempts to wrongfully terminate the Overlease, the Sublandlord shall cooperate with the Subtenant (at the Subtenant’s expense) to attempt to keep the Overlease in full force and effect.

(b) So long as the Subtenant is not in default under this Sublease beyond any applicable notice and cure periods, the Sublandlord shall not voluntarily surrender, cancel or terminate the Overlease during the Term, including with respect to a casualty or condemnation, without the prior written consent of the Subtenant. Anything in the immediately preceding sentence to the contrary notwithstanding, the Sublandlord may voluntarily surrender, cancel or terminate the Overlease if, and on the express condition that, the Landlord shall have agreed (it being understood that the Landlord is under no obligation to agree) in writing to continue this Sublease in full force and effect as a direct lease between the Landlord and the Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term. If the Landlord so agrees, the Subtenant shall attorn to the Landlord in connection with the voluntary surrender, cancellation or termination and shall execute an attornment agreement in such form as may reasonably be requested by the Landlord, provided

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that the attornment agreement shall not materially adversely affect the use by the Subtenant of the Subleased Premises in accordance with the terms of this Sublease, materially increase the Subtenant’s obligations under this Sublease or materially decrease the Subtenant’s rights under this Sublease.

18. Assignment and Subletting. Except in accordance with the applicable provisions of this Sublease and the provisions of Section 22 of the Overlease, the Subtenant shall not assign, sell, mortgage, pledge or in any other manner transfer or encumber this Sublease or any interest therein, or sublet the Subleased Premises or any part thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, without in each instance the prior written consent of both the Sublandlord and the Landlord. Neither the consent of the Sublandlord nor the Landlord to any assignment, subletting, mortgage, pledge, transfer, concession, license or use, nor any references in this Sublease to assignees, subtenants, mortgagees, pledges, transferees, concessionaires, licensees or users, shall in any way be construed to relieve the Subtenant of the requirement of obtaining the prior written consent of both the Sublandlord and the Landlord, to any (or to any further) assignment, subletting or use or to the making of any assignment, subletting, mortgage, pledge, transfer, concession or license with respect to this Sublease or all or any part of the Subleased Premises. If the Sublandlord and the Landlord consent to any assignment of this Sublease, the assignee shall execute and deliver to the Sublandlord an agreement, in form and substance satisfactory to the Sublandlord, whereby the assignee shall assume all of the Subtenant’s obligations under this Sublease. Notwithstanding any assignment, subletting or transfer, including any assignment, subletting, transfer or use permitted or consented to by the Sublandlord, the original Subtenant named herein, and all other persons and entities who at any time were the “Subtenant” hereunder, shall remain fully liable under this Sublease. Notwithstanding the foregoing provisions of this Section 18, to the extent not prohibited under the terms of the Overlease, the Subtenant shall have the right to obtain financing from investors (including venture capital funding and corporate partners) or undergo a public offering which results in a change in control of the Subtenant without such change of control constituting an assignment of this Sublease, provided that in the case of a financing referred to in this sentence (i) the Subtenant notifies the Sublandlord and the Landlord in writing of the financing at least 5 Business Days prior to the closing of the financing, and (ii) the financing does not result in a change in use of the Subleased Premises that is not permitted under this Sublease.

19. Right to Cure Subtenant’s Defaults. If the Subtenant shall fail to make any payment or perform any other obligation to be paid or performed on the part of the Subtenant under this Sublease, the Sublandlord shall have the right, but not the obligation, upon ten days’ prior written notice to the Subtenant, or without notice to Subtenant in the case of an emergency, and without waiving or releasing the Subtenant from any obligations of the Subtenant under this Sublease, to make such payment or perform such other obligation in such manner and to such extent as the Sublandlord shall deem necessary, and in connection therewith, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys’ fees and disbursements. The Subtenant shall pay to the Sublandlord as Additional Sublease Rent under this Sublease, within five Business Days after the Subtenant’s receipt of written demand for payment, all sums so paid by the Sublandlord and all incidental costs and expenses paid or incurred by the Sublandlord in connection therewith, together with interest at

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the Interest Rate on the amounts payable by the Subtenant, from the date of the making of such expenditures until the day of payment in full to the Sublandlord.

20. Brokerage. The Sublandlord represents that Sublandlord has not dealt with any real estate broker or agent in connection with this Sublease or its negotiation other than Avison Young (the “Sublandlord’s Broker”). The Subtenant agrees to indemnify, defend (with legal counsel reasonably acceptable to the Sublandlord) and hold harmless the Sublandlord against and from any and all claims for any brokerage commissions, finder’s fee or similar compensation (except for commissions payable by the Sublandlord as provided in this Section 20), and all costs, expenses and liabilities in connection therewith, including reasonable attorneys’ fees and expenses, if such claim shall arise by, through or on account of any act of the Subtenant or its representatives. The Sublandlord shall pay any commissions due the Sublandlord’s Broker with respect to this Sublease (but not in any case with respect to the New Lease or any other direct lease between the Landlord and the Subtenant) in accordance with a separate agreement between the Sublandlord and the Sublandlord’s Broker.

21. Notices.

(a) Any notice, statement, demand, consent, approval or other communication that the Subtenant or the Sublandlord may be required or may wish to give, render or make pursuant to this Sublease or pursuant to any legal requirement (collectively, “notices”) shall be in writing (whether or not so stated elsewhere in this Sublease) and shall be deemed to have been properly delivered, given, rendered or made and received: (i) if mailed, on the third Business Day after the day on which it is deposited in the United States mails in the continental United States, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below; or (ii) if sent by reputable overnight courier service, on the next Business Day after delivery to the courier service, addressed as set forth below. Copies of notices may be sent by electronic mail, but the notice to which any such electronic mail relates shall not be deemed properly delivered, given, rendered or made or received unless the original of such notice is sent in the manner specified in clause (i) or (ii) of the immediately preceding sentence, in which event such notice shall be deemed properly delivered, given, rendered or made or received as provided in the immediately preceding sentence.

If to the Sublandlord:

Novartis Institute for Functional Genomics, Inc.

10675 John Jay Hopkins Drive

San Diego, California 92121

Attention:         Chief Financial Officer

(with a copy by e-mail to jmccarthy@gnf.org)

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If to the Subtenant:

Nantkwest, Inc.

The Plastino Building

2533 South Coast Highway, Suite 210

Cardiff-by-the-Sea, California 92007-2133

Attention:         Lease Administrator

(with a copy by e-mail to rgomberg@conkwest.com)

(b) Either Subtenant or Sublandlord may, by notice as provided in Section 21(a), designate a different address (or addresses) within the United States for notices intended for it.

22. Security Deposit.

(a) The Subtenant shall deposit, and shall maintain on deposit with the Sublandlord at all times during the Term, cash in an amount equal to $134,043.00 (such deposit is referred to as the “Security Deposit”), as security for the full and prompt payment, performance and observance by the Subtenant of all of the covenants and obligations to be paid, performed or observed on the part of the Subtenant under this Sublease, and for the payment (or partial payment, to the extent the Security Deposit shall be insufficient for full payment) of any and all damages for which the Subtenant shall be liable by reason of any act or omission contrary to any of the provisions of this Sublease. Except as otherwise required by applicable law, the Sublandlord may commingle amounts deposited with the Sublandlord under this Section 22 with other funds of the Sublandlord and shall not be obligated to pay any interest thereon. If the Subtenant defaults beyond any applicable notice and cure periods in the full and prompt payment, performance and observance of any of the covenants and obligations to be paid, performed or observed on the part of the Subtenant under this Sublease, including the payment of Additional Sublease Rent, or any other sums or damages payable under this Sublease, the Sublandlord, at the Sublandlord’s election, may use, apply or retain the whole or any part of the Security Deposit, to the extent required for the payment of any such Additional Sublease Rent, or any other sums or damages in respect of which the Subtenant is in default, or for any sum which the Sublandlord may expend or may be required to expend by reason of the Subtenant’s default, including any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by the Sublandlord. If the Sublandlord shall so use, apply or retain the whole or any part of the Security Deposit, the Subtenant shall, upon demand, immediately deposit with the Sublandlord a sum equal to the amount so used, applied or retained. If, at any time after the payment by the Subtenant to the Sublandlord of any amounts required to be paid by the Subtenant under this Sublease, the Sublandlord is required to return or repay to the Subtenant, for any reason in connection with the bankruptcy or insolvency of the Subtenant, any Additional Sublease Rent, or any other sums paid by the Subtenant to the Sublandlord under this Sublease, then, at the Sublandlord’s election, the Security Deposit may be applied by the Sublandlord to offset all or any portion of the amounts so returned or repaid. The Security Deposit (or any remaining balance of the Security Deposit not applied in accordance with this Section 22) shall be returned to the Subtenant within 30 days after the Expiration Date.

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(b) The Subtenant further covenants that it will not assign or encumber, or attempt to assign or encumber, its interest in the Security Deposit, and that neither the Sublandlord nor its successors or assigns shall be bound by any such assignment or encumbrance, or attempted assignment or attempted encumbrance.

23. No Waiver. The Sublandlord’s receipt and acceptance of Additional Sublease Rent, or the Sublandlord’s acceptance of performance of any other obligation by the Subtenant, with knowledge of the Subtenant’s breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by the Sublandlord of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by the Sublandlord.

24. Successors and Assigns. The provisions of this Sublease, except as otherwise expressly provided in this Sublease, shall extend to, bind and inure to the benefit of the Sublandlord and the Subtenant and their respective successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Overlease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease.

25. Liability of Sublandlord and Subtenant.

(a) The Sublandlord’s partners, officers, directors, shareholders and principals, disclosed or undisclosed, shall have no personal liability under this Sublease. No property or assets of the Sublandlord’s partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Subtenant’s remedies under or with respect to this Sublease, the relationship of the Sublandlord and the Subtenant hereunder or the Subtenant’s use or occupancy of the Subleased Premises. If the Subtenant shall acquire a lien on such other property or assets by judgment or otherwise, the Subtenant shall promptly release such lien by executing and delivering to the Sublandlord any instrument, prepared by the Sublandlord at the Subtenant’s expense, required for such lien to be released. In addition, notwithstanding anything to the contrary contained in this Sublease (including the Incorporated Provisions), in no event shall the Sublandlord be liable to the Subtenant for consequential damages.

(b) The Subtenant’s partners, officers, directors, shareholders and principals, disclosed or undisclosed, shall have no personal liability under this Sublease. No property or assets of the Subtenant’s partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Sublandlord’s remedies under or with respect to this Sublease, the relationship of the Sublandlord and the Subtenant hereunder or the Subtenant’s use or occupancy of the Subleased Premises. If the Sublandlord shall acquire a lien on such other property or assets by judgment or otherwise, the Sublandlord shall promptly release such lien by executing and delivering to the Subtenant any instrument, prepared by the Subtenant at the Sublandlord’s expense, required for such lien to be released. In addition, notwithstanding anything to the contrary contained in this Sublease (including the Incorporated Provisions), in no event shall the Subtenant be liable to the Sublandlord for consequential damages

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26. Interpretation. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed within the State of California. The captions to the sections of this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. Each covenant, agreement, obligation or other provision of this Sublease binding upon the Subtenant shall be deemed and construed as a separate and independent covenant of the Subtenant, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity. Time is of the essence with respect each and every term of this Sublease. The term “Business Day” as used in this Sublease means any day other than a Saturday, Sunday or other day on which banks in the State of California are permitted to be closed for business. The use in this Sublease of the words “herein”, “hereunder”, or words of similar import is intended to refer to this entire Sublease, unless expressly stated to the contrary. The use in this Sublease of the words “such as”, “include”, “including” or words of similar import is intended to be construed as if followed by the phrase “without limitation” and shall not be deemed to limit the generality of the term or clause to which they have reference, whether or not expressly non-limiting language is used.

27. Quiet Enjoyment. Subject to the provisions of this Sublease (including the Incorporated Provisions) and to any mortgage, deed of trust, lease or other agreement to which the Overlease may be subordinated, the Sublandlord covenants that so long as the Subtenant is not in default in the performance of its covenants and agreements under this Sublease, the Subtenant’s quiet and peaceable enjoyment of the Subleased Premises shall not be disturbed or interfered with by the Sublandlord or any person claiming by, through or under the Sublandlord.

28. Entire Agreement. This Sublease represents the entire agreement of the Sublandlord and the Subtenant with respect to the subject matter hereof, supersedes all prior communications concerning the subject matter of this Sublease and may not be amended except in writing signed by both the Sublandlord’s and the Subtenant’s authorized officers. This Sublease may be executed in multiple counterparts and shall be deemed fully executed and delivered when a counterpart executed by each of the Sublandlord and the Subtenant has been delivered to the other. Each such counterpart shall be deemed an original, and all such counterparts taken together shall constitute a single instrument.

29. Included Personal Property. So long as this Sublease is in full force and effect, during the term of this Sublease the Subtenant shall be permitted to use the furniture and equipment existing in the Subleased Premises on the Effective Date listed on Exhibit C to this Sublease (the “Included Personal Property”), provided that: (i) the Subtenant acknowledges that the Included Personal Property is being delivered to the Subtenant in its “as is” “where is” condition on the Effective Date (subject to normal wear and tear following the Effective Date), without representation or warranty as to fitness, merchantability or use or any other representation; (ii) for the purposes of Section 17(b) of the Overlease, as incorporated by reference under the terms of Section 8), the Included Personal Property shall be deemed property

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installed in the Subleased Premises by the Subtenant at the Subtenant’s expense, and the Subtenant shall deliver to the Sublandlord on the Effective Date evidence of insurance reasonably satisfactory to the Sublandlord with respect thereto, including a certificate of insurance showing the Sublandlord’s interest as a loss payee; and (iii) the Included Personal Property shall remain in the Subleased Premises during the Term (or be removed to such storage facilities as may be approved by the Sublandlord in writing) and be delivered to the Sublandlord upon the Expiration Date, in the same condition as delivered to the Subtenant on the Effective Date, reasonable wear and tear and damage by casualty excepted. Upon the expiration of the Term (except as the result of the termination of this Sublease by reason of the Subtenant’s default), the Subtenant shall purchase from the Sublandlord, and the Sublandlord shall sell to the Subtenant, all of the Sublandlord’s interest in the Included Personal Property, for the sum of $1.00, without representation or warranty as to fitness, merchantability or use or any other representation. The Sublandlord shall have the right, on or before August 20, 2015, to remove from the Subleased Premises any items of telecommunications and audiovisual equipment as are not part of the Included Personal Property, and to enter onto the Subleased Premises for that purpose, at reasonable times and upon reasonable prior notice to the Subtenant, provided that, if the Sublessee reasonably cooperates in good faith with the Sublandlord’s entry upon the Subleased Premises for the purposes specified in this sentence, any items of telecommunications and audiovisual equipment not removed from the Subleased Premises by the close of business on August 31, 2015 shall be deemed part of the Included Personal Property.

30. Parking. Subject to the terms and conditions of the Overlease, the Subtenant shall have the right, for no additional charge, during the Term to the use of the parking spaces allotted to the Sublandlord under the Overlease.

31. Signage. The Sublandlord agrees, at no cost or expense to the Sublandlord, to cooperate with the Subtenant in connection with any reasonable request by the Subtenant to make available to the Subtenant the signage rights that the Sublandlord would otherwise have under Section 38 of the Overlease. The Subtenant shall have the right, at the Subtenant’s expense, to remove all of the Sublandlord’s existing signage at the Building, and the Subtenant shall be responsible for any and all costs and expenses (including installation costs) in connection with any signage permitted under the terms of the Overlease or otherwise approved by the Landlord.

32. Certain Rights Reserved to Sublandlord. The Sublandlord reserves to itself, on a non-exclusive basis with the Subtenant and subject to the terms of the Lease, the right to continue the use for itself and its employees of the following amenities available for tenants of the Project: (a) the Nautilus Fitness Center, (b) the conference center located within the Project, and (c) the Green Acres cafeteria (with any associated tenant discount to which the Sublandlord is entitled, if any, under the Lease).

33. Surrender. If the New Lease is in effect on the July 31, 2016, the Subtenant shall have no obligations with respect to the surrender of the Subleased Premises to the Sublandlord on the Expiration Date.

[remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the Sublandlord and the Subtenant have executed this Sublease as of the Effective Date.

SUBLANDLORD:

NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC.
a Delaware corporation

By:	/s/ Julie McCarthy
Name: Julie McCarthy
Title: VP of Legal

SUBTENANT:

NANTKWEST, INC., a Delaware corporation

By:	/s/ Richard Gomberg
Name: Richard Gomberg
Title: Chief Financial Officer

EXHIBIT A

The Original Overlease

[Attached]

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 8th day of August, 2011, between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”) (“Tenant”).

Building:	3530 John Hopkins Court, San Diego, California

Premises:	The Building, containing approximately 44,681 rentable square feet as shown on Exhibit A.

Project:	The real property on which Building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$2.90 per rentable square foot of the Premises per month, subject to adjustment pursuant to Section 4.

Rentable Area of Premises:	44,681 sq. ft.; provided, however, that notwithstanding any re-measurements which Landlord may undertake of the Premises in no event shall the rentable area of the Premises exceed 44,681 sq. ft.

Usable Square Footage of Premises: 43,599 sq. ft.

Rentable Area of Project: 216,323 sq. ft.

Tenant’s Share of Operating Expenses of Building: 100%

Tenant’s Share of Operating Expenses for the Project: 20.65%

Security Deposit: None

Target Commencement Date: April 15, 2012

Rent Adjustment Percentage: 3%

Base Term:	Beginning on the Commencement Date and ending 60 months from the first day of the first full month after the Commencement Date.

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 79840	385 E. Colorado Boulevard, Suite 299
Baltimore, MD 21279-0840	Pasadena, CA 91101
Attention: Corporate Secretary

Tenant’s Notice Address:
10675 John Jay Hopkins Drive
San Diego, California 92121
Attention: Chief Financial Officer

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Net Laboratory	3530 John Hopkins/Novartis - Page 2

☒	EXHIBIT A - PREMISES DESCRIPTION	☒	EXHIBIT B - DESCRIPTION OF PROJECT
☒	EXHIBIT C - WORK LETTER	☒	EXHIBIT D - COMMENCEMENT DATE
☒	EXHIBIT E - RULES AND REGULATIONS	☒	EXHIBIT F - REMOVABLE INSTALLATIONS
☒	EXHIBIT G - SIGNAGE	☒	EXHIBIT H - FORM OF MOI

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 180 days of the Target Commencement Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either, then neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the lapse of such 180 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Premises to Tenant; or (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; provided, however in no event shall the Commencement Date occur prior to March 1, 2012. For example, (x) if Landlord Substantially Completes Landlord’s Work on February 15, 2012, the Commencement Date shall not occur until March 1, 2012, (y) if Landlord Substantially Completes Landlord’s Work (other than as result of a Tenant Delay) on March 15, 2012, the Commencement Date shall be March 15, 2012, and (x) if there are 14 days of Tenant Delay and Landlord Substantially Completes Landlord’s Work on March 15, 2012, the Commencement Date for purposes of the commencement of Tenant’s obligation to pay Base Rent and Operating Expenses shall be March 1, 2012.

Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The ‘‘Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease and any Extension Terms which Tenant may elect pursuant to Section 39 hereof.

Except as set forth in this Lease and the Work Letter: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); and (ii) Landlord shall have no obligation for any defects in the Premises. Any occupancy of the Premises by Tenant before the Commencement Date for the purpose of conducting ongoing business shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Base Rent and Operating Expenses.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter

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hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein.

3. Rent

(a) Base Rent. The first month’s Base Rent shall be due and payable to Landlord within 30 days after the mutual execution and delivery of this Lease by the parties. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

Notwithstanding anything to the contrary contained herein, so long as no Default has occurred or is continuing under this Lease, Tenant shall not be required to pay Base Rent for the Premises for the first 3 months of the Base Term (“Base Rent Abatement Period”). Tenant shall commence paying full Base Rent on the first day of 4th month of the Term. Tenant shall pay all other Rent due under this Lease during the Base Rent Abatement Period.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5). and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant, prior to the Commencement Date for the first calendar year of the Term and thereafter not later than March 1 in each calendar year of the Term, a written estimate of Operating Expenses for such calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Commencement Date and thereafter on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building (including the Building’s Share of all costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project which are not specific to the Building or any other building located in the Project) (including, without duplication, Taxes (as defined in Section 9), reasonable reserves consistent with good business practices for future repairs and replacements, capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord’s third party property manager not to exceed 2% of Base Rent or, if there is no third party property manager, administration rent in the amount of 2.0% of Base Rent), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

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(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of Mortgage (as defined in Section 27), points and fees, debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(i) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(j) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(k) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(l) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7) or due to correcting any latent defect in the original construction or renovation of the Building or the Project;

(m) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord«‘s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(n) that portion of any billing by Landlord, its subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services if rendered by unaffiliated third parties on a competitive basis;

(o) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(p) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

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(q) costs incurred in the sale or refinancing of the Project;

(r) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

(s) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent regionally recognized public accounting firm selected by Tenant, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated.

Notwithstanding anything to the contrary contained herein, Landlord shall have the right, during the Term, to re-measure the rentable square footage of the Premises and the square footage of Common Areas of the Project, which recalculation shall be at the sole cost and expense of Landlord. Any such re-measurement shall be performed in accordance with the Building Owners and Managers Association (BOMA) International, Gross Areas of a Building: Standard Methods of Measurement (2009) and will include the enclosed areas of the Building or Common Areas only. Tenant acknowledges and agrees that any measurement of the rentable square footage of the Premises shall include Tenant’s pro rata share of the Common Areas of the Project. If the re-measurement determines that the actual rentable square footage of the Premises and/or the square footage of the Common Areas of the Project deviate

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from the rentable square footage specified in the definition of “Premises” on page 1 of this Lease and/or the actual square footage of the Common Areas of the Project applicable as of the Commencement Date, then, upon Landlord’s request, Landlord and Tenant shall cause (i) this Lease shall be amended so as to reflect the actual square footage thereof in the definitions, as applicable, of ‘‘Premises,” “Project,” “Rentable Area of Premises,” “Rentable Area of Project” and “Tenant’s Share of Operating Expenses of Project”; provided, however, that such re-measurement shall not affect the Base Rent payable under this Lease or the Tenant Improvement Allowance granted to Tenant. The results of the re-measurements provided for in the first sentence of this paragraph shall conclusively be deemed to be the rentable square footage of the Premises and shall not be subject to further re-measurement except as provided in Section 19 or resulting from a permanent physical reduction of the Premises as a result of any casualty. In the event that Landlord does not elect to re-measure the Premises and the Common Areas of the Project, then the square footages listed on page 1 of this Lease shall conclusively be deemed to be the rentable square footage of the Premises and the Project and shall not be subject to further re-measurement except as provided for in the next sentence. “Tenant’s Share” shall be the percentage set forth on the first page of this Lease as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Intentionally Omitted.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, materially increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section and/or this Lease. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment in or upon the Premises that would overload the floor or structure or, except upon notice to Landlord as part of the scheduled move-in process, transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Landlord shall be responsible for the compliance of the Common Areas of the Project with Legal Requirements as of the Commencement Date. After the Commencement Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is

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applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s use or occupancy of the Premises. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. For the avoidance of any doubt, Taxes shall include and Tenant shall be responsible for paying the Taxes during the Term on the Building and the land parcel on which the Building is located and Tenant’s Share of the Taxes on Common Areas (including the buildings and land on which the Common Areas) are located. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is

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increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall be allocated 2.50 parking spaces per 1,000 usable square feet of the Premises in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. As of the date of this Lease, Tenant’s allocated number of parking spaces equals 109. Landlord may allocate parking spaces among Tenant and other tenants in the Project as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. There shall be no additional charge for the parking rights granted under this Lease during the Term.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection for the Common Areas (collectively, ‘‘Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon, unless the same are the result of Landlord’s failure to timely pay such charges and do not result from any late payment by Tenant. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant shall be responsible for obtaining and paying for its own janitorial services for the Premises.

Notwithstanding anything to the contrary in this Lease contained, if the Premises shall lack any Utilities which Landlord is required to provide hereunder, or if Tenant’s use and occupancy of the Premises or any part thereof shall be disturbed in violation of Section 24 hereof (thereby rendering the Premises or a portion thereof substantially untenantable) such that, for the duration of the Landlord Service Interruption Cure Period (hereinafter defined), the continued operation in the ordinary course of Tenant’s business in any portion of the Premises is materially and adversely affected, and if Tenant ceases to use the affected portion of the Premises (the “Affected Portion”) during the period of untenantability as the direct result of such lack of Utilities, then, provided that Tenant ceases to use the Affected Portion during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord’s inability to cure such condition is not caused by the fault or neglect of Tenant or any of the Tenant Parties, Base Rent, Operating Expenses and Taxes shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For purposes hereof, the “Landlord Service Interruption Cure Period” shall be defined as three (3) consecutive business days after Landlord’s receipt of written notice from Tenant of the condition causing untenantability in the Affected Portion. The provisions of this Section 11 shall not apply in the event of untenantability caused by fire or other casualty, or a Taking, which shall be governed by Sections 18 and 19 below, respectively, or in the event of untenantability caused by causes beyond Landlord’s control or if Landlord is unable to cure such condition as the result of causes beyond Landlord’s control.

Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to the Project shall be: (i) to provide an emergency generator with not less than the

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capacity of Landlord’s emergency generator located at the Project as of the Commencement Date, and (ii) to contract with a third party to maintain the emergency generator as per the manufacturer’s standard maintenance guidelines. Subject to complying with all of the provisions of this Lease including, without limitation, Section 12, Tenant shall also have the right, at its own cost and upon its own election, to install and operate its own supplemental emergency generator to service the Premises. Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generator is maintaining the generator as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generator when the emergency generator is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Landlord shall endeavor to notify Tenant in advance of any periods of replacement, repair or maintenance where the emergency generator is scheduled not to be operational. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generator will be operational at all times or that emergency power will be available to the Premises when needed.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems and shall not be otherwise unreasonably withheld. Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work does not exceed $20,000 per Alteration (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice- Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 10 business days in advance of any proposed construction. For the avoidance of doubt, Tenant shall not be required to provide notice to Landlord of de minimis decorative or utilitarian alterations such as placing nails in the walls for hanging pictures, fixing shelves and/or installing marker boards. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s sole and absolute discretion. Any request for approval shall be in writing, delivered not less than 10 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to Landlord’s actual out-of-pockets costs to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting

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Landlord against liability for personal injury or property damage during construction. Within 30 days after completion of any Alterations (other than Notice-Only Alterations), Tenant shall deliver to Landlord: (i) statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration if such Alterations was of a type that would ordinarily be depicted in “as built” plans.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested (excepting work performed in connection with the Tenant Improvements), or at the time it receives notice of a Notice Only Alteration, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Notwithstanding anything to the contrary contained herein, upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all property of any kind paid for with the TI Fund, all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

Notwithstanding any of the foregoing to the contrary, Landlord shall not require Tenant to (and Tenant shall not) remove the Tenant Improvements upon the expiration or earlier termination of the Term, or to restore the Premises to the condition they were in prior to the execution of this Lease.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural and exterior portions of the Building and the Project, all of the parking and other Common Areas of the Project, and the HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the reasonable judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, give Tenant 2 business days’ advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. If Tenant becomes aware of any repairs required to be undertaken by Landlord pursuant to this Section 13, Tenant shall promptly give Landlord written notice

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thereof after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

Tenant shall have the self-help rights provided for in Section 31.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls, except if the need for such repair arises from a condition (not caused or contributed to by Tenant or any Tenant Party) in the roof or exterior of the Premises in which event the repair shall be made by Landlord as an Operating Expense except to the extent the cost thereof is covered by any applicable construction warranty. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises (including as provided for in the next paragraph, if applicable), Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 business days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 business days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the reasonable costs of such cure from Tenant. Subject to Sections 17 and 18 and except for any ordinary wear and tear, Tenant shall bear the full cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party, unless insurance proceeds are available to cover such cost (with Tenant responsible for paying any deductibles), and any repair that benefits only the Premises.

Tenant shall have the right, upon not less than 30 days prior written notice to Landlord, to elect to maintain the Building Systems exclusively serving the Premises in which case Tenant shall be required to maintain the same in good condition shall include, without limitation, any and all required servicing, repairs, maintenance and replacements. During any periods where Tenant is maintaining the Building Systems exclusively serving the Premises, Tenant shall, at its expense, implement and strictly comply with (i) any maintenance program reasonably required by Landlord including, without limitation, maintaining service contracts with vendors reasonably acceptable to Landlord, and (ii) the recommendations contained in any inspections reports obtained from time to time by Landlord and/or Tenant with respect to the Building and Building Systems. Tenant shall, upon written request from Landlord from time to time, provide Landlord with a written summary of the maintenance and other work undertaken by Tenant in order to comply with the provisions of this Section 14.

15. Mechanic’s Liens. Except for the Tenant Improvements, Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

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16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of the use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

Except to the extent caused by the gross negligence or willful misconduct of Tenant or any of the Tenant Parties, Landlord shall defend, indemnify and save Tenant harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising from any injury to or death of any person, or loss of or damage to property, sustained or occurring in or about the Project to the extent arising from the gross negligence or willful misconduct of Landlord or any of the Landlord Parties.

17. Insurance.

(a) Landlord’s Insurance. During the Term and any other period during which Tenant has full possession of the Premises, Landlord will maintain at all times in full force and effect, the insurance coverages with the minimum limits set forth below. Landlord’s insurance shall be purchased from insurance companies licensed to do business within the state where the Premises are located, and rated A.M. Best A-, VII or better.

(i) All-Risk Property insurance, including boiler and machinery and sprinkler damage, covering the Premises, the Project, and any Landlord-owned equipment used in the connection with this Lease against loss due to fire in an amount at least equal to 100% replacement cost thereof.

(ii) Commercial General Liability insurance, including hostile fire and contractual liability coverage, with a single loss limit of not less than $3,000,000 per occurrence for bodily injury and personal injury including death, and property damage and $3,000,000 in the aggregate with respect to the Project.

Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem reasonably necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation, and fidelity bonds for employees employed to perform services. All such insurance applicable to the operation of the Project shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the operation of the Project will be determined by Landlord based upon the insurer’s cost calculations).

The limits of insurance coverage required of Landlord will not affect or limit the liability or indemnity obligations of Landlord stated elsewhere in this Lease or as required by Legal Requirements. By requiring Landlord to maintain insurance, Tenant does not represent that coverage and limits required of Landlord will be adequate to fund all losses for which Landlord may be liable.

Before Tenant’s occupancy of the Premises, upon request from Tenant, Landlord will provide Tenant a certificate of insurance evidencing that the commercial general liability coverages set forth above are in full force and effect. Such coverages will not be cancelled, non-renewed or materially changed through the issuance of other policy(ies) of insurance or otherwise.

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(b) Tenant’s Insurance. During the Term and any other period during which Tenant has full possession of the Premises, Tenant will maintain at all times, at its sole cost, and in full force and effect, the insurance coverages with the minimum limits as set forth below. Tenant’s insurance shall be purchased from insurance companies licensed to do business within the state where the Leased Premises are located and rated A.M. Best A-,VII or better.

(i) Commercial General Liability insurance, including hostile fire and contractual liability coverage, with a single loss limit of not less than $3,000,000 per occurrence for bodily injury and personal injury, including death, and property damage and $3,000,000 in the aggregate;

(ii) Statutory Workers’ Compensation insurance, including occupation disease, as required by the state in which Premises is located;

(iii) Employer’s Liability insurance in the amount of $500,000 bodily injury for each accident, $500,000 bodily injury by disease for each employee, and $500,000 bodily injury and bodily injury by disease in the aggregate.

The Tenant shall maintain through the means of insurance or self-insurance All-Risk Property insurance with rental income and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; provided, however, that such right to self-insure shall not be assignable by Tenant without Landlord’s consent in its sole and absolute discretion. If Tenant elects to self-insure its All-Risk Property insurance obligations pursuant to this Section 17, Tenant agrees this self-insurance shall be treated as if it purchased actual insurance and that such self-insurance shall be primary coverage for All-Risk Property for which Tenant is liable or responsible for hereunder. Tenant’s election to self-insure All-Risk Property coverage required pursuant to this Section 17 shall not negate or alter any of Tenant’s obligations associated with All-Risk Property exposure.

The limits of insurance coverage required of Tenant or the Tenant’s ability to self-insure specifically All-Risk Property coverage will not affect or limit the liability or indemnity obligations of Tenant stated elsewhere in this Lease or as required by Legal Requirements. By requiring Tenant to maintain insurance, Landlord does not represent that coverage and limits required of Tenant will be adequate to fund all losses for which Tenant may be liable.

Prior to Tenant’s occupancy of the Premises, Tenant will, if requested by Landlord, provide Landlord with evidence of its Commercial General Liability insurance coverage via the Tenant’s Memorandum of Insurance website link which shall permit Landlord to print out evidence of Tenant’s insurance in the format attached hereto as Exhibit H (an “MOI”). Landlord will be able to access Tenant’s evidence of its renewed Commercial General Liability insurance at the expiration of the Tenant’s current policy term. Notwithstanding the foregoing, in the event that Tenant assigns this Lease or subleases all or a portion of its interest in this Lease, then any such transferee of Tenant’s interest hereunder shall deliver to Landlord certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured upon commencement of the assignment or sublease and upon each renewal of said insurance.

In the instance where Tenant’s Commercial General Liability insurance is to name Landlord as an additional insured, Tenant shall, upon request of Landlord, furnish Landlord access to its Memorandum of Insurance website link and Landlord shall be able to print an MOI for its records which indicates language that the Landlord and its following required parties (collectively “Additional Insured Parties”) are additional insureds per the written terms of this Lease: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) ARE-3535/3565 General Atomics Court, LLC, and (iii) Alexandria Real Estate Equities, Inc.

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The All-Risk property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, and agents (“Related Parties”), in connection with any loss or damage thereby insured against. Except in the case of negligence or willful misconduct, neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under its All-Risk property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify (“Restoration Notice”) Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), either party may, in a written notice to the other party delivered within 5 business days after the Restoration Notice, elect to terminate this Lease as of the date that is 75 days after the later of: (a) discovery of such damage or destruction, or (b) the date all required Hazardous Materials Clearances are obtained. Unless Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is reasonably suitable Tenant for the temporary conduct of Tenant’s business.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease upon written notice to the other if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within

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10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period. Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is reasonably suitable Tenant for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking (i) would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Building or the Project, or (ii) would in Landlord’s reasonable judgment, after consultation with Tenant (as resolved, if the parties are unable to agree, by arbitration by a single arbitrator with the qualifications and experience appropriate to resolve the matter and appointed pursuant to and acting in accordance with the rules of the American Arbitration Association), materially interfere with or impair Tenant’s use of the Premises, then upon written notice by Landlord or Tenant, as applicable, this Lease shall immediately terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

In the event of a Taking that substantially reduces the parking available to Tenant at the Project, Landlord shall endeavor to provide parking on a temporary basis (so that Tenant has an opportunity to seek other potential solutions) at another project in the general vicinity of the Project which other project is owned by Landlord or an affiliate of Landlord as of the date of this Lease but only if and to the extent there is available parking at such other project. Nothing contained in this paragraph is intended to (i) imply that parking will be available at any other project, (ii) create an obligation on the part of Landlord or any of its affiliates to take any action to make parking available if it is not otherwise readily available, and/or (iii) preclude or limit Landlord or any of its affiliates from leasing space at such other project which results in the elimination of any or all of the parking that would have been available to Tenant at such other project. The provisions of this paragraph shall only apply so long as the current Landlord is the owner of the Project and shall not apply to any successor Landlord.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

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(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 business days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed without Landlord’s prior written consent, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises. Tenant shall not be deemed to have abandoned the Premises if (i) Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, Tenant completes Tenant’s obligations with respect to the Surrender Plan in compliance with Section 28, (ii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iii) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge, bond over or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 business days after any such lien is filed against the Premises (except liens related to the Tenant Improvements being constructed by Landlord).

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 business days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 business days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 business day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

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21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, and after any applicable notice and cure period provided for herein, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 1% of the overdue Rent as a late charge and which late charge amount shall be further increased to 3% of the overdue Rent if payment is not received by Landlord within 10 days after the date such payment is due. Notwithstanding the foregoing, before assessing a late charge the first time in any 12 month period, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising

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expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

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22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, or (ii) refuse such consent, in its reasonable discretion (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting). Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are reasonably considered by Landlord to be controversial; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (7) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (8) the proposed assignee or subtenant is an entity with whom Landlord is negotiating to lease space in the Project; or (9) the assignment or sublease is prohibited by Landlord’s lender. Landlord shall respond in a timely manner to any Assignment Notice received from Tenant pursuant to this paragraph. No failure of Landlord to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of all or any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Tenant shall provide Landlord with prior written notice and a copy of the form of any such proposed sublease or assignment. In addition, Tenant shall have the right to assign this Lease, upon 10 business days prior written notice (or prompt subsequent notice if prior notice is prohibited by Legal Requirements) to Landlord but without obtaining Landlord’s prior written consent, to a corporation

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or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.” Landlord shall, however, have the right to approve the form of any such sublease or assignment constituting a Permitted Assignment provided such approval shall not be unreasonably withheld or delayed.

Notwithstanding anything to the contrary contained herein, a grant by Tenant of a license to clients or others having a business relationship with Tenant (each, a “Relationship Party”) to enter the Premises and perform services for Tenant in connection with Tenant’s Permitted Use, shall not constitute an assignment or subletting requiring Landlord consent under this Section 22. Notwithstanding anything to the contrary contained herein, Tenant shall be fully responsible for the acts of the parties entering the Premises pursuant to the immediately preceding sentence and Landlord shall have no liability to or in connection with such parties.

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms

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of any such sublease (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22. if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take material remedial actions in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E and Tenant shall be notified in writing by Landlord of any changes thereto. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and

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provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project but shall endeavor to require compliance by other tenant if such breach materially and adversely impacts use of the Premises for the Permitted Use) and shall not enforce such rules and regulations in a discriminatory manner. Any change in such rules and regulations which materially and adversely affects Tenant’s use of the Premises for the Permitted Use shall be subject to Tenant’s consent, which shall not be unreasonably withheld, conditioned or delayed.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. As of the date of this Lease, there is no existing Mortgage encumbering the Project. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions as described in this Section 27 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises during the Term or any holding over, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall reasonably request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any

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report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the reasonable cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental

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Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Building, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building or the Project. Notwithstanding anything to the contrary contained in Section 28 or this Section 30. Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to contamination in the Premises which Tenant can prove to Landlord’s reasonable satisfaction existed in the Premises immediately prior to the Commencement Date, except to the extent Tenant and/or or any Tenant Party has exacerbated or contributed to such contamination.

As used in this Lease, “Landlord Party” shall mean ARE-3535/3565 General Atomics Court, LLC, and Landlord, and their officers, directors, employees, managers, agents, invitees and contractors.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list to the extent that any change to the Tenant’s Hazardous Materials inventory at the Premises requires an update to Tenant’s Hazardous Materials Business Plan pursuant to the Legal Requirements of the City and/or County of San Diego. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) Tenant has not been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant or resulted from Tenant’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of

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the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the reasonable cost of such annual test of the Premises if contamination is identified for which Tenant is responsible under this Lease or Tenant is found to be in violation of this Section 30. Tenant shall, however, have the right, at its sole cost and expense, to conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30. Tenant shall pay all reasonable costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Environmental Reports. Landlord has delivered copies of the following reports to Tenant: (i) with respect to 3530-3550 John Hopkins Court, a Phase I Environmental Site Assessment Update, prepared by ENVIRON, dated August 29, 2000; and (ii) with respect to 3565 General Atomics Court, Closure Report–Agouron/Pfizer, prepared by various parties, dated September 30, 2004, and Phase I Environmental Site Assessment, prepared by Occupational Services, Inc., dated June 20, 2008.

(f) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, whether local, state or federal, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste,

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pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant’s ability to conduct its business in the Premises (a “Material Landlord Default”), Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim which notice shall specifically state that a Material Landlord Default exists and telephonic notice to Tenant’s principal contact with Landlord. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant, upon notice to Landlord, may commence and prosecute such cure to completion provided that is does not affect the Building structure or Building Systems affecting other tenants, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord by way of reimbursement from Landlord with no right to offset against Rent, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing (except any such obligations arising before such transfer to the extent not assumed by the new owner), but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose provided such entry occurs during business hours on not less than 2 business days’ advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time, provided Landlord shall give Tenant prompt notification of such emergency entry as soon as possible) for the purpose of effecting any such repairs, inspecting the Premises, prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. In addition, Landlord shall have the right to show the Premises to third parties from time to time upon not less than 12 hours

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advance notice to Tenant during which entries Landlord shall endeavor not to interfere with Tenant’s business operations in the Premises. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Neither Tenant nor Landlord shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than BRE Commercial and Cassidy Turley. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) NEITHER LANDLORD NOR ANY LANDLORD PARTY SHALL BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD OR ANY LANDLORD PARTY FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY

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INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD OR ANY LANDLORD PARTY IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY LANDLORD PARTY. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY LANDLORD PARTY BE LIABLE FOR INJURY TO TENANTS BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord.

Tenant shall have the exclusive right to display, at Tenant’s sole cost and expense, signage with Tenant’s name on the monument sign in front of the Building in the location shown on Exhibit G (“Monument Sign”). Also, Tenant shall have the exclusive right to display, at Tenant’s sole cost and expense, signage bearing Tenant’s name on the top of the Building in a location depicted on Exhibit G (“Building Sign”). Tenant acknowledges and agrees that Tenant’s signage on the Monument Sign and the Building Sign including, without limitation, the size, color and type, shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld or delayed and shall be consistent with Landlord’s signage program at the Project and applicable Legal Requirements. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s signage on the Monument Sign and the Building Sign, for the removal of Tenant’s signage from the Monument Sign and the Building Sign at the expiration or earlier termination of this Lease and for the reasonable repair of damage resulting from such removal.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have 2 consecutive rights (each, an “Extension Right”) to extend the term of this Lease for 5 years each (each, an “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice (each, an “Extension Notice”) of its election to exercise each Extension Right at least 12 months prior to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term. Landlord shall provide Tenant with Landlord’s determination of the Market Rate for the applicable Extension Term within 15 days after Landlord’s receipt of an Extension Notice but in no event prior to 13 months before the expiration of the Base Term of the Lease or the expiration of any prior Extension Term, as applicable.

Upon the commencement of any Extension Term, Base Rent shall be payable at 95% of the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by the Rent Adjustment Percentage. As used herein,

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“Market Rate” shall mean the then market rental rate for similar buildings with similar improvements in similar condition in the Torrey Pines submarket of San Diego as of the expiration of the expiring Term, taking into account concessions typically being offered by similar landlords, as reasonably determined by Landlord and agreed to by Tenant.

If, on or before the date which is 10 business days after Tenant’s receipt of Landlord’s determination of the Market Rate, Tenant has not agreed with Landlord’s determination of the Market Rate for the first year of the applicable Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 39(b). Notwithstanding anything to the contrary contained herein, Tenant shall have the right, by delivery of written notice to Landlord no later than 10 months before the expiration of the Base Term of this Lease, or, if applicable, the expiration of the first Extension Term, to rescind Tenant’s election to extend for such Extension Term. Tenant acknowledges and agrees that, if Tenant has elected to exercise any Extension Right by delivering written notice to Landlord as required in this Section 39(a) and thereafter fails to timely deliver to Landlord the rescission notice provided for in the preceding sentence, Tenant shall have no right thereafter to rescind or elect not to extend the term of the Lease for such Extension Term.

(b) Arbitration.

(i) Within 5 days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate, each party shall deliver to the other a proposal containing the Market Rate that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent for the first year of the applicable Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 5 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 5 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 5 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 15 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. Landlord and Tenant shall then execute an amendment recognizing the Market Rate for the applicable Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater San Diego metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater San Diego metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

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(c) Rights Personal. Extension Rights are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, Extension Rights shall, at Landlord’s option, not be in effect and Tenant may not exercise any of the Extension Rights:

(i) during any period of time that Tenant is in material Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

(e) No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Rights.

(f) Termination. The Extension Rights shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. Redevelopment of Project. Tenant acknowledges that Landlord, in its sole discretion, may from time to time expand, renovate and/or reconfigure the Project as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises. In connection with its work pursuant to this Section 40. Landlord shall not materially and adversely affect Tenant’s use of the Premises for the Permitted Use or (other than on a temporary basis) materially and adversely affect Tenant’s access to the Premises.

41. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

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(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders, all of which shall be treated by Landlord as confidential information belonging to Tenant. So long as Tenant is controlled by Novartis AG, a “public company,” and Novartis AG’s financial information is publicly available, then the foregoing delivery requirements of this Section 41(c) shall not apply.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. . Notwithstanding the foregoing, Tenant has requested and Landlord has agreed that, at Tenant’s sole cost and expense, Landlord shall prepare and file after execution by Landlord and Tenant a memorandum of lease which memorandum shall contain only the following information and any other additional information that may be required by applicable law: (i) the names of the parties to this Lease, (ii) description of the Premises and the Project, and (iii) the Term.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the

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term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) Discontinued Use. If, at any time following the Commencement Date, Tenant does not continuously operate its business in the Premises for a period of 6 consecutive months, Landlord may, but is not obligated to, elect to terminate this Lease upon 30 days’ written notice to Tenant, whereupon this Lease shall terminate 30 days’ after Landlord’s delivery of such written notice (“Termination Date”), and Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of this Lease on or before the Termination Date and Tenant shall have no further obligations under this Lease except for those accruing prior to the Termination Date and those which, pursuant to the terms of the Lease, survive the expiration or early termination of the Lease.

(p) Attorneys’ Fees. If a dispute of any type arises, or an action is filed under this Lease based in contract, tort or equity, or this Lease gives rise to any other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover from the losing party reasonable attorneys’ fees, costs and expenses, including, but not limited to, expert witness fees, accounting and engineering fees, and any other professional fees incurred in connection with the prosecution or defense of such action, whether the action is prosecuted to a final judgment. For purposes of this Lease, the terms “attorneys’ fees,” “costs” and “expenses” shall also include the fees and expenses incurred by counsel to the parties hereto for photocopies, duplications, deliveries, postage, telephone and facsimile communications, transcripts of proceedings relating to the action and all other costs not ordinarily recoverable under California Code of Civil Procedure § 1033.5(b), and all fees billed for law clerks, paralegals, librarians, secretaries and others not admitted to the bar but performing services under the supervision of an attorney. The terms “attorneys’ fees,” “costs” and “expenses” shall also include, without limitation, fees and costs incurred in the following proceedings: (a) mediations; (b) arbitrations; (c) bankruptcy proceedings; (d) appeals; (e) post-judgment motions and collection actions; and

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(f) garnishment, levy and debtor examinations. The prevailing party shall also be entitled to attorneys’ fees and costs after any dismissal of an action.

(q) Roof Equipment. Subject to the provisions of this Lease, Tenant may, at its sole cost, install, maintain, and from time to time replace a communication equipment and other related equipment on the roof of the Building (collectively, “Roof Equipment”) in a location reasonably selected by Tenant and reasonably acceptable to Landlord for Tenant’s own communication purposes only; provided, however, that (i) Tenant shall obtain Landlord’s prior written approval with respect to the method of installation of such Roof Equipment which approval shall not be unreasonably withheld, conditioned or delayed and shall include consideration of all relevant factors including, without limitation, the proposed location of the Roof Equipment and method for fastening the same to the roof, (ii) Tenant shall, at its sole cost, comply with any reasonable requirements imposed by Landlord and all applicable Legal Requirements and the conditions of any bond or warranty maintained by Landlord on the roof, and (iii) Tenant shall remove, at its expense, at the expiration or earlier termination of this Lease, any Roof Equipment which Landlord requires to be removed. Landlord shall have the right to supervise any roof penetration. Tenant may not access the roof without a representative of Landlord (who shall be reasonably available) being present. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Roof Equipment.

(r) Improvements to Premises. Notwithstanding anything to the contrary contained in this Lease, if Tenant does not build out the entire Premises as part of the Tenant Improvements, then, prior to the earlier to occur of (i) the subletting of all or any portion of the Premises by Tenant or any assignment of this Lease, or (ii) the expiration or earlier termination of this Lease (each, a “Build Out Event”), Tenant shall be required to build out all of the unimproved portions of the Premises, which build out shall be at Tenant’s sole cost and expense and shall be performed as an Alteration pursuant to Section 12 of this Lease. Tenant’s obligation pursuant to this Section 41 (r) shall be to construct improvements that are consistent with (including, without limitation, the same quality and finish as) the Tenant Improvements and contain the same laboratory to office ratio as the balance of the Premises. Notwithstanding anything to the contrary contained in this Section 41 (r), if Tenant elects to exercise an Extension Right and actually leases the Premises for at least one Extension Term, then the provisions of this Section 41 (r) shall not apply.

[ Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT: NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”)

/s/ Timothy L. Smith
By:	TIMOTHY L. SMITH, J.D., PH.D.
Its:	GENERAL COUNSEL AND VICE PRESIDENT OF LEGAL

LANDLORD: ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company

By:	ARE-QRS CORP., a Maryland corporation, managing member

By:	/s/ GARY DEAN
GARY DEAN
Its:	VP - RE LEGAL AFFAIRS

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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3530 John Hopkins/Novartis - Page 2

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 3

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 1

EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

PARCELS 1 & 2 IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA AS SHOWN AT PAGE 16665 OF PARCEL MAPS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, OCTOBER 24, 1991.

EXCEPTING ALL OIL, GAS AND OTHER HYDROCARBONS, NON-HYDROCARBON GASES OR GASEOUS* SUBSTANCES, GEOTHERMAL RESOURCES AS DEFINED IN SECTION 6903 OF THE CALIFORNIA PUBLIC RESOURCES CODE AND ALL OTHER MINERALS OF WHATSOEVER NATURE, WHETHER SIMILAR TO THOSE HEREIN SPECIFIED OR NOT, WITHIN OR THAT MAY BE PRODUCED FROM THE PROPERTY, PROVIDED, HOWEVER, THAT ALL RIGHTS AND INTEREST IN THE SURFACE OF THE PROPERTY ARE HEREBY CONVEYED TO GRANTEE, NO RIGHT OR INTEREST OF ANY KIND THEREIN, EXPRESS OR IMPLIED, BEING EXCEPTED OR RESERVED TO GRANTOR EXCEPT AS HEREINAFTER EXPRESSLY SET FORTH RESERVED IN DEED RECORDED JANUARY 25, 1991 AS FILE NO. 91-0035394.

FURTHER EXCEPTING THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO DRILL AND MAINTAIN WELLS OR OTHER WORKS INTO, ON OR THROUGH THE PROPERTY BELOW A DEPTH OF 500 FEET AND TO PRODUCE, INJECT, STORE AND REMOVE FROM OR THROUGH SUCH WELLS OR WORKS, OIL, GAS AND OTHER SUBSTANCES OF WHATEVER NATURE INCLUDING THE RIGHT TO PERFORM BELOW A DEPTH OF 500 FEET ALL OPERATIONS DEEMED BY GRANTOR NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, PROVIDED, HOWEVER, THAT THE EXERCISE OF SUCH RIGHTS BELOW A DEPTH OF 500 FEET CONFERS NO RIGHTS TO GRANTOR WITH RESPECT TO, AND SHALL NOT INTERFERE WITH GRANTEE’S USE AND ENJOYMENT OF THE SURFACE OF, THE PROPERTY RESERVED IN DEED RECORDED JANUARY 25, 1991 AS FILE NO. 91-0035394.

LOTS 6, 7 AND 8 OF TORREY PINES SCIENCE CENTER UNIT NO. 1, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 12419, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY JULY 12, 1989.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS, NON-HYDROCARBON GASES OR GASEOUS SUBSTANCES, GEOTHERMAL RESOURCES AS DEFINED IN SECTION 6903 OF THE CALIFORNIA PUBLIC RESOURCES CODE AND ALL OTHER MINERALS OF WHATSOEVER NATURE, WHETHER SIMILAR TO THOSE HEREIN SPECIFIED OR NOT, WITHIN OR THAT MAY BE PRODUCED FROM THE LAND, AS RESERVED BY CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE CORPORATION (“GRANTOR”) IN THAT CERTAIN CORPORATION GRANT DEED TO NEXUS SCIENCE CENTER - TORREY PINES, A CALIFORNIA LIMITED PARTNERSHIP (“GRANTEE”) , RECORDED MARCH 9, 1990, AS FILE NO. 90-127215, PROVIDED HOWEVER, THAT ALL RIGHTS AND INTEREST IN THE SURFACE OF THE LAND ARE HEREBY CONVEYED TO GRANTEE NO RIGHT OR INTEREST OF ANY KIND THEREIN, EXPRESS OR IMPLIED, BEING EXCEPTED OR RESERVED TO GRANTOR EXCEPT AS HEREIN EXPRESSLY SET FORTH.

FURTHER EXCEPTING AND RESERVING TO GRANTOR, ITS SUCCESSOR AND ASSIGNS, THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO DRILL AND MAINTAIN WELLS OR OTHER WORKS INTO, ON OR THROUGH THE LAND BELOW A DEPTH OF 500 FEET AND TO PRODUCE, INJECT, STORE AND REMOVE FROM OR THROUGH SUCH WELLS OR WORKS, OIL, GAS AND OTHER SUBSTANCES OF WHATEVER NATURE INCLUDING THE RIGHT TO PERFORM BELOW A DEPTH OF 500 FEET ALL OPERATIONS DEEMED BY GRANTOR NECESSARY OR CONVENIENT FOR THE EXCERCISE OF SUCH RIGHTS, PROVIDED, HOWEVER, THAT THE EXERCISE OF SUCH RIGHTS BELOW A DEPTH OF 500 FEET CONFERS NO RIGHTS TO GRANTOR WITH RESPECT TO, AND SHALL NOT INTERFERE WITH GRANTEE’S USE AND ENJOYMENT OF THE SURFACE OF, THE LAND.

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EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER dated August 8, 2011 (this “Work Letter”) is made and entered into by and between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”) (“Tenant”), and is attached to and made a part of the Lease Agreement dated August 8, 2011 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Karl Olsen, Eli Serrano and Mark Weselak (any of such individuals acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change any Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Jay Ingram and Stu Berry (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect (the “TI Architect”) and general contractor for the Tenant Improvements shall be selected by Landlord and approved by Tenant which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall select any subcontractors.

2. Tenant Improvements.

(a) Definition of Tenant Improvements and Landlord’s Work. As used herein, the term, “Building Shell” shall mean a shell containing the Base Building Description as more particularly described on Annex 1 attached hereto. As used herein, the term “Tenant Improvements” shall mean all improvements to the Building of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below and which shall be designed and constructed following the specifications set forth on Annex 2 attached hereto. Annex 2 is intended as a design guideline only, and reasonable deviations shall be allowed provided that all material deviations that present lower quality or lower efficiency standards must be approved by Landlord. As used herein, the term “Landlord’s Work” shall mean collectively the work of the design and construction of (i) the Building Shell and (ii) the Tenant Improvements.

Tenant shall be solely responsible for ensuring that the Building and the Tenant Improvements design and specifications for the Premises are consistent with Tenant’s requirements. Tenant shall be solely responsible for all costs incurred by Landlord to alter the Building as a result of Tenant’s requested changes. Landlord shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Premises or Tenant’s business operations therein.

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Other than its obligation to perform Landlord’s Work, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

(b) Tenant’s Space Plans. Landlord and Tenant acknowledge and agree that the schematic drawings and outline specifications (the “Space Plan”) detailing Tenant’s requirements for the Tenant Improvements were approved by the parties on August 1, 2011.

(c) Working Drawings. Not later than on or about November 3, 2011, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Space Plan. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same. If Tenant desires to make any changes (including, without limitation, any so called “value engineering” changes that would reduce the overall cost of the Tenant Improvements), Tenant may do so but shall be required to submit a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Space Plan, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below). If the TI Construction Drawings have not been mutually agreed upon by the parties within 21 days after delivery of the initial draft of the TI Construction Drawings to Tenant for Tenant’s review and comments, the Target Commencement Date shall be extended on a day for day basis and the same shall constitute Tenant Delay.

(d) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be completed and approved not later than November 24, 2011, in order for the Landlord’s Work to be Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Landlord’s Work.

(a) Commencement and Permitting. Landlord shall commence and complete the Tenant Improvements in a diligent manner upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall assist Landlord as reasonably necessary in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

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(b) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, with the Tenant Improvements being completed in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises and shall obtain a certificate or temporary certificate of occupancy (or an equivalent approval) for the Premises permitting lawful occupancy of the Premises (but specifically excluding any permits, licenses or other governmental approvals required to be obtained in connection with Tenant’s operations in the Premises) (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(c) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Tenant and Landlord, the option will, unless Tenant has requested in advance as part of a construction meeting and documented in the minutes thereof that Landlord use a specific material or structure, be within Landlord’s discretion if the matter concerns the Tenant Improvements, and within Landlord’s sole and absolute subjective discretion if the matter concerns the structural components of the Building or any Building System.

(d) Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(d), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Tenant Improvements were not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion of the Tenant Improvements within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within a reasonable period thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within a reasonable period so long as Landlord, within 30 days thereafter, commences and diligently and continuously prosecutes such remedial action to completion. If Landlord fails to timely perform any repair or replacement of any Construction Defect which will immediately and adversely affect Tenant’s ability to conduct its business in the Premises within 30 days after delivery of Tenant’s notice that such defective condition exists (or such longer period as may be required if Landlord is diligently pursuing remedial action), Tenant shall have the right to pursue remedial action with respect to such Construction Defect in accordance with the requirements of Section 31 of the Lease. Notwithstanding the foregoing, if Landlord disputes an item in question, any reimbursement shall be subject to reconciliation following the final determination of the disputed item 30 days thereafter.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises, and Landlord shall cooperate with Tenant, at no cost or expense to Landlord, in connection with the enforcement of such warranties. In addition, if DPR is the general contractor, Landlord shall cause the construction agreement with DPR to name Tenant as a third party beneficiary to the construction agreement. If DPR is not the general contractor, Landlord shall use reasonable efforts to cause the general contractor to name Tenant as a third party beneficiary of the construction agreement; provided, however, Tenant acknowledges and agrees that such naming of Tenant as a third party beneficiary to the construction agreement shall be

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 4

subject to the approval of the general contractor. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(e) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times but only if such materials are actually ordered;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below) beyond a period of 5 business days following Landlord’s request; or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons which continues after notice from Landlord of the existence of the act or omission causing delay.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the Space Plan shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 5

involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Landlord shall not proceed with such Change unless Tenant thereafter executes a written change order with respect to the Change Request (“Change Order”). Any such delay in the completion of Landlord’s Work caused by a Change, Change Request (even if rescinded) or Change Order, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”). The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 2% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d). Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with monitoring the construction of the Tenant Improvements and Changes, and shall be payable out of the TI Fund. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements or Changes, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (“TI Allowance”) in the maximum amount of $175.00 per usable square foot in the Premises for a total TI Allowance of $7,629,825.00, which is included in the Base Rent set forth in the Lease. The TI Allowance shall be disbursed in accordance with this Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4.

(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Space Plan and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements. Notwithstanding the foregoing, Tenant shall have the right to apply up to $10 per usable square foot in the Premises of the TI Allowance to pay for Tenant’s voice or data cabling and/or furniture in the Premises.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 6

Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current TI Cost in excess of the remaining TI Allowance (“Excess TI Costs”). If Tenant fails to deposit any Excess TI Costs with Landlord within 10 business days after Landlord’s written demand therefor, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Building (i) 10 business days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party resulting from such entry.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 7

Annex 1

Base Building Description

Nautilus

3530 John Hopkins Court

SAN DIEGO

BASE BUILDING DESCRIPTION

SINGLE TENANT

WARM SHELL LAB & OFFICE BUILDING

July 6, 2011

CONFIDENTIAL & PROPRIETARY

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 8

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

PROJECT DATA

PROJECT:	Nautilus

ADDRESS:.	3530 John Hopkins Court San Diego, CA 92122

DATE:	July 6, 2011

General Base Building Information

1.	Project:	Redevelopment project of a four building campus

2.	Construction Type	Type II B, Fully Sprinklered

3.	Number of Buildings in Campus	Four (4)

4.	Number of Stories	Two (2) with one level of below grade parking

5.	Use	B Occupancy

6.	Estimated Project Site Area	8.48 acres

8.	Parking provided	Tenant will be provided with parking ratio of 2.5/1,000 USF leased

9.	Trash and Recycling	Existing trash enclosure north west of building

10.	Drive Aisle Widths	26’-0” wide drive aisles provided at fire lanes and 24’-0” wide drive aisles provided for parking aisles

11.	Applicable Codes:

2010 California Building Code (CBC)

based on the 2009 IBC and including numerous State of

California Amendments

2010 California Green Building Standards Code (GBC)

2010 California Electrical Code (CEC)

based on the 2009 NEC and including State of California

Amendments

2010 California Mechanical Code (CMC)

based on the 2009 UMC with the State of California Amendments

2010 California Plumbing Code (CPC)

based on the 2009 UPC with the State of California Amendments

2010 California Fire Code (CFC)

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 9

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

based on the 2009 International Fire Code

2010 California Energy Efficiency Standards

Other Regulations:

NFPA (Current Edition)

CAL-OSHA

CCR 2010 Title 24 California Code of Regulations Energy Commission

Handicap Standards – Federal Regulations and American Disabilities Act (ADA)

Note: Applicable codes may change as the applicable local and state governing bodies adopt new codes.

12.	Live Loads	Flat Roof:	20 PSF
		All Floors:	125 PSF

13.	Floor-to-Floor Height	Basement Parking	(+/-)12’-0”
		First Floor:	15’-0”
		Second Floor:	15’-0”

SHELL COMPONENTS TO BE PROVIDED BY LANDLORD

Underground Parking:

One level of below grade parking existing beneath 3530 John Hopkins Court.

Lobby:

Landlord to provide new passenger elevator and feature stair at the main lobby entrance. Feature stair to include a steel stair with typical steel pipe railing. Landlord to provide structural openings for a two story lobby including the structural opening for the feature stair. All lobby flooring, walls, ceiling, HVAC, electrical, etc including finishes at the stair to be provided by Tenant.

Elevators:

Landlord to provide one (1) passenger elevator and one (1) combination passenger/freight elevator for a total of two (2) elevators. Elevator interiors to be provided with stainless steel and white panel finishes.

Secondary Exit Stairs:

3530 John Hopkins Court to be provided with a secondary exit stair at the North side of the building with a small lobby vestibule at the basement level to allow access to the Nautilus courtyard and amenity space.

HVAC:

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 10

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

Landlord to provide chilled and heating hot water infrastructure to support a warm shell lab-office building including heating hot water and chilled water supplied from the existing central plant in 3550 John Hopkins Court. Landlord to install a BTU metering system to accurately allocate the utility costs to run the central plant between 3530 and 3550 John Hopkins Court.

Electrical

Landlord to provide a 2,500 AMP, 480V underground pull section in the main 3530 John Hopkins Court main SDGE room as well as a small panel and mater for house loads (elevators, garage lighting, etc).

SHELL OUTLINE SPECIFICATIONS

SITE WORK:

Site Utilities

All sewer, gas, water, storm drain, electrical, services as required with the following minimum sizes:

1.	Fire Service – existing

2.	Sanitary Sewer - existing

3.	Domestic Water - existing

4.	Reclaimed water as required for site irrigation -

5.	Chilled Water – stubbed into parking garage from 3550 John Hopkins Court

6.	Heating Hot Water – stubbed into parking garage from 3550 John Hopkins Court

Site Area

All site scope including asphalt paving, curb and gutter, concrete walkways, landscaping and enhanced paving areas.

Landscaping and Hardscape

Existing site irrigation system to be expanded to cover new improved landscaped area. New landscaping throughout the site and new hardscape at main building entrances and courtyard area

Parking Lot Lighting

Existing parking lot lighting to remain

Pedestrian Lighting

Tree up-lighting and low level fixtures, minimum lighting levels per City of San Diego lighting Ordinance.

Signage

Landlord to install one monument sign at the drive entrance to 3530 John Hopkins Court for future tenant installed signage.

Loading Dock and Equipment Pads

Building to be provided with a new loading dock on the east side of the building to allow for access into the garage and a path of travel to the new freight elevator.

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 11

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

BUILDING SKIN:

Vision Areas

Curtain wall glazing is comprised of 1” thick radiant low-E insulating glass unit provided by Viracon. Green and light gray glazing colors are to be alternated in 40’- 0” bays to achieve a staggered grid appearance. A custom frit pattern is to be applied to the top spandrel lite above the ceiling line, and to the vision glazing 30” above the ground floor level.

Aluminum Framing

Curtain wall framing is a shop fabricated - unitized system, comprised of 3” x 7 1/4” offset captured verticals and 3” x 7 1/4” glazed in horizontals utilizing “rain screen” principles.

Exterior Wall Finish

Areas not provided with curtain wall (below first floor deck) with have smooth plaster finish with a paint color applied.

Entry Doors

6’-0” x 8’-6” entry doors are to be set within a 1” thick laminated structural glazing system. Doors are to be  1⁄2” thick herculite doors with satin stainless steel top patch fittings, and bottom rail, and concealed floor closers.

MOISTURE AND THERMAL PROTECTION:

Roofing

Landlord to provide new foam roof with 15 year warranty installed over existing roofing.

Building /Sound & Thermal Insulation

Landlord to provide where applicable fiber glass batts or blankets of types and R-values specified below for the various applications as manufactured by Manville Building Products Corp., Owens-Corning Fiberglas Corp., or equal. Wall insulation to be kraft faced batts, R-13 or the R-value required for the specified wall cavity. Provide fiber glass batts or approved equal with vapor barrier at spandrel glass. Provide full thick batts at toilet rooms and all interior walls. Code required roof insulation to be installed above roof deck as part of the foam roofing system.

Fire Safing

Landlord to provide applicable fire safing as required by code at top of wall conditions and slab deck conditions

EXIT STAIRWAYS:

Treads and Landings

Fabricate stairs with closed risers and pan treads to receive concrete fill, as indicated. Form treads with minimum 12 gage bent plate with deformed bars full length of tread welded to bent ends. Form stringers of structural steel channel sections or rolled steel rectangular hollow sections

MISCELLANEOUS:

5

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 12

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

Sealants

Sealant Standard: Provide manufacturer’s standard sealant of type indicated, complying with ASTM C 920 requirements. Use silicone based sealants at all glazing conditions. In general, for use on areas subject to foot or vehicle traffic use multi-part, pourable, urethane sealant. At exterior or perimeters of openings in exterior walls use non-sag, urethane sealant. All stone to be provided with an appropriate sealer.

Sheet Metal

Provide minimum 24 GA galvanized sheet metal to comply with recommendations of SMACNA “Architectural Sheet Metal Manual” for the basement and lobby space complete; including reglets and counter flashings.

Steel Doors

Landlord to provide 18 gauge hollow metal steel doors, frames and stops for the basement only. Prime and paint (see Division 9, painting). Applicable weatherstripping to be provided at all exterior doors.

Hardware

All building hardware shall be 626 finish (satin stainless steel finish). Lock and latch sets shall be equal to Schlage Series L, Full mortise with lever handle design. All fire rated doors and storefront entry doors shall be equipped with closers. All hardware shall meet state Title 24 requirements for handicapped accessibility.

Fireproofing

Landlord to provide 2 hour fireproofing provided at all primary and secondary structural columns, beams and metal floor decks, supporting the first and second floor level to allow for multiple control areas on each floor.

FINISHES:

Custom Interior Doors

To be provided by Tenant.

Paint

Landlord to provide all interior gypsum drywall in the basement (Lo-Glo satin sheen), exposed steel surfaces, hollow metal doors and frames and interior columns to receive paint: 3 coats over primer at exterior, 2 coats over primer at interior.

Metal Framing & Furring Channels

Steel studs shall be 16, 20, and 25 gauge as indicated on drawings or as required. Drywall furring shall be 25 gauge ‘hat’ sections. Backing plates shall be 1/8” steel of proper size to accommodate fastenings and shall be welded to 20 gauge steel studs.

Gypsum and Drywall

Landlord to provide gypsum wallboard at north exit stair, elevator shafts, basement MPOE, basement SDGE room and basement elevator vestibule. Board thickness to be 5/8” at vertical and horizontal surface applications. In areas requiring fire ratings, wall board shall be 5/8” Type “X”. In areas subject to moisture, use water resistant (WR) gypsum board. All gypsum board surfaces in lobby shall be Level 5 finish and all others shall be Level 4. Tenant side of all walls shall be Level 1 (Fire Taped).

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 13

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

SPECIALITIES:

Window Coverings

Electrical Mecho shades in lobby area to be provided by Tenant. Building standard non-electrical mecho shades for the balance of the building to also be provided by Tenant.

Signage

Tenant to provide all suite entrance, building and monument signage per Landlord standards.

Fire Extinguishers

Landlord to provide as required by code in garage area.

Parking Equipment

Existing coiling door and card reader monument to remain to allow for controlled Access to the garage

CONVEYING SYSTEMS:

Hydraulic Elevators

2,500 lbs Holeless traction passenger elevator in the lobby; front only 3’-6” wide x 7’- 0” high entry doors, brushed stainless steel, center opening, 26’ rise with 3 stops, 150 fpm, 480V Three phase power, Machine location inside hoistway with adjacent control closet, provided by Kone or approved equal:

1.	Cab interior is 8’-0” high with LF-94 ceiling with stainless steel side panels & colored white glass back wall

4,000 lbs Holeless traction passenger elevator at the North side of the building; front only 3’-6” wide x 7’-0” high entry doors, brushed stainless steel, right side opening, 26’ rise with 3 stops, 150 fpm, 480V Three phase power, Machine location inside hoistway with adjacent control closet, provided by Kone or approved equal:

2.	Cab Interior is 8’-0” high with LF-94 ceiling with stainless steel side panels & colored white glass back wall

MECHANICAL AND PLUMBING:

Plumbing

Landlord to provide plumbing for roof drains only.

Heating, Ventilating & Air Conditioning

225 tons of the existing chiller plant located in 3550 John Hopkins Court will be allocated to 3530 John Hopkins Court. Landlord to provide for 3530’s use, the existing heating hot water plant at 3550 John Hopkins Court with 2.0 BTU allocated to 3530 John Hopkins Court.

Chilled water and heating hot water lines will be run from the garage in 3550 below grade to 3530 and will be stubbed into the garage along the east elevation to allow for future tie in for future tenant use.

Controls: Landlord will provide a controls system to support the central plant mechanical system in 3550 only. System to be expanded for future tenant improvement HVAC systems.

7

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 14

Alexandria Nautilus Campus 3530 John Hopkins Court Base Building Description July 6, 2011	CONFIDENTIAL & PROPRIETARY

NOTE: (The HVAC infrastructure is designed to accommodate future tenant improvements including the lobby to be provided by the Tenant) Any air handlers, exhaust fans, fan coils, etc for the tenant space to be provided by Tenant.

ELECTRICAL:

Building Power and Lighting

Landlord to provide electrical room and main telephone room. 277/480 volt, 2,500 AMP underground pull section to be provided in the main electrical room with a small house meter for house loads (i.e. elevators, etc). The main distribution board, tenant meter section and other electrical distribution to be provided by Tenant.

Power for Equipment

Landlord to provide power wiring and connection to garage exhaust fan and elevators.

Building Power and Lighting

Typical below grade parking structure lighting to be provided in the underground parking level. All other power and associated devices to be provided by Tenant.

Telephone, Data Communications, and Access Control

Landlord to provide base building MPOE room to be provided for future use by tenant as necessary.

Landlord to provide first floor building perimeter doors and two basement perimeter doors with electrified hardware and conduit roughed in to accessible ceiling space for future connections to a tenant installed access control system. All necessary devices, control panels, wiring, additional conduit, access doors, etc., for operation and monitoring of access control system shall be provided by Tenant however the system shall be the landlord standard Kantech System provided by CCS.

UPS System and Emergency Generator

Any UPS systems are to be provided by tenant for their computer servers or to provide standby-power to the building.

The existing campus generator located south of 3550 JHC will be available for tenant to use on a pro-rata basis. Tenant is required to provide individual standby power distribution, switchgear, ATS, wiring from existing generator and new breaker in the existing generator, etc.

Fire Protection

Landlord to provide a typical shell sprinkler system. The fire sprinkler system shall be per the CBC, CFC and NFPA requirements. Isolation valves to be installed to allow for isolation of the fire sprinkler system by floor.

Fire Alarm System

Landlord to provide fully functional fire alarm system for the flow meters and elevators. System to be expandable to cover future Tenant Improvements.

END OF BASE BUILDING DESCRIPTION

8

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 15

Annex 2

Tenant Improvement Specifications

3530 John Hopkins Court-GNF Tenant Improvement

July 6, 2011

TENANT IMPROVEMENTS SPECIFICATIONS

State and Local Code Compliance

Design and construction shall conform to all Federal, State and Local building codes and ordinances to include but not limited to the most current version of the following documents:

•	2010 California Building Code

•	2010 California Plumbing Code

•	2010 California Mechanical Code

•	2010 California Energy Code

•	2009 National Electric Code/2010 California Electric Code

•	2008 Title 24, California Energy Efficiency Standards

•	2010 California Fire Code

•	2010 California Green Building Standards Code

•	California Division of Occupational Safety and Health

•	San Diego Municipal Code

ARCHITECTURAL IMPROVEMENTS

Interior Partitions

Metal stud and drywall partitions per tenant’s floor plan requirements.

3-5/8” studs typical, gauge and spacing as required by code, and Type X, 5/8” drywall Standard Interior Partitions penetrate ceiling grid 6”

Full height partitions to underside of structure at demising locations or where sound/security requirements occur

Fire rated assemblies as required by code, full height, tunnel or shaft wall construction as approved by local building officials

Backing required in any walls where casework, appliances, equipment or fixtures will be mounted Coordinate with structural engineer to determine any specialty requirements for heavy loads.

Smooth drywall finish to Level 4

Insulation	Batt insulation within wall cavity as required for sound control.

Doors, Frames & Hardware	Offices/ General Use Areas

Suite entry door assemblies are 3’ x 9’ or 6’ x 9’ pair, glass, flush face doors with no added urea- formaldehyde resins.

Interior door assemblies are 3’ x 8’, solid core, wood veneer, flush face doors with no added urea-formaldehyde resins.

Anodized aluminum frames, natural finish, 3’ x 8’ or 6’ x 8’ pr, with integral 24” sidelights at offices and conference rooms.

Lever style, heavy duty, satin aluminum hardware.

Suite entry doors are require Blumcraft hardware; interior doors are passage or cylindrical locksets.

Include components and ratings as required by code.

Keying to be compatible with Landlord’s master system

1

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 16

Lab/ Lab Support/ Equipment/Storage Areas

Door Assemblies are 3’ x 8’ or 3’-6” x 8’ to match offices except where noted as painted hollow metal (fully welded)

Doors stained to match offices and 2’w x 3’h vision lite

Lab offices and shall be 3’ x 8’, 3’-6” x 8’ or 6’ x 8’ custom stained to match office areas with Alum frames to match offices, except where noted to be welded hollow metal frames

Lever style, heavy duty, satin aluminum cylindrical passage lockset hardware

Include components and ratings as required by code

Keying to be compatible with Landlord’s master system

Windows		Frames to match style of door frames in office areas

Ceiling System		General

Ceiling height at 10’-0”

T-Bar suspension installation per code, utilize BERC clips in lieu of 2” wall angle

Office Areas

Armstrong XL 2’x2’,15/16” exposed T-Grid, white

Armstrong 2’ x 2’ acoustic tile, Dune 1775NF (no added/low formaldehyde) with beveled tegular edge, white

Lab/ Lab support/ equipment/ storage areas

Armstrong XL 2’ x 4’, 15/16” exposed T-grid, white

Armstrong 2’ x 4’ Climaplus (No added/ low formaldehyde) with beveled, tegular edge, white

Vivarium

Suspended 5/8” gyp. board 1-5/8” hat channel and black iron runners, where shown

Window Covering		MechoShade Systems or Equal roller shades, manual controls, EcoVeil 1350, color #1369 Silver, shade cloth mounted within blind pocket Lobby shades to be electrified.

Cabinetry		Construction Designation APA C-D plugged with exterior glue, 3/4” thick or 3/4” high-pressure particle board with no added urea-formaldehyde containing resins for Break Rooms, Copy/Work Rooms and Conference Rooms. Adhesive compliant with Indoor Air Quality criteria per ASTM D-5116 Plastic laminate finish, countertops and splashes shall be constructed in accordance with WI Manual of Millwork, ‘Custom’ grade

Self-closing hinges with vertical, horizontal and depth adjustment Adjustable shelf standards, full extension, heavy-duty drawer glides

Lab casework shall be metal Hanson Lab Furniture Inc, Fisher Hamilton, or equivalent or plastic laminate and constructed in accordance with Wl Manual of Millwork, “Custom” grade

Self-closing hinges with vertical, horizontal and depth adjustment

Adjustable shelf standards, full extension, heavy-duty drawer glides

Countertops at labs to be TRESPA or equivalent countertops

Refer to drawings for modular casework requirements

Floor Covering		Office and Admin Areas

Monterey or Equal, Overview Multi-Level Loop Pattern, minimum allowance of $30.00/syd installed

	Adhesives:	GLP16003 – latex resin based multi-purpose carpet floor adhesive, C16E
GLP91505 – floor preparation primers, C36E, C46E
GLP58266 – latex resin based multi-purpose broadloom carpet adhesive, B-19
GLP60151 – latex based carpet broadloom seam sealer, B-71

4” rubber base with adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 17

Lab/Lab Support/Equipment/ Storage Areas

Vinyl Composition Tile, Armstrong or equivalent, 12” x12” x 1/8”

Adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

4” rubber coved base with adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

Vivarium & Glass Wash Epoxy flooring w/ 8” integral coved base

Server Room Static Dissipative tile 24” x 24” Mipolam or VPI. non-grounded

Tissue Culture Resilient sheet flooring with matching welded seams and 6” integral coved base-Medintech or equal

Paint	Shall not exceed the VOC and chemical component limits of Green Seal’s Standard GS-11 Epoxy paint – provide at Vivarium, Glass Wash and Tissue Culture

Restrooms	Floors and wet walls to be finished with porcelain tile (60” AFF on wet walls), vinyl wall covering above tile and on non-wet walls, solid surface countertops with full coverage laminate aprons, stainless steel toilet partitions, stainless steel Boberick accessories, drywall ceilings with recessed can lights and cove lighting above toilets, urinals and mirrors.

Cold Rooms

Wall Panels Withstand live lateral load of 100 lbs point load, 5 psf uniform load

Ceiling Panels Withstand their own weight, dead loads, and live loads of 25 lbs with maximum deflection of 1:180

Cooler Rooms Maintain 4 degrees F; plus or minus 2 F degrees

Air Tightness of Assembled Unit Limit air infiltration through assembly to 0.06 cu ft/min/sq ft of wall area, measured at a reference differential pressure across assembly of 1.57 psf as measured in accordance with ASTM E 283

Vapor Seal Interior room atmospheric pressure of 1 inch sp, 72 degrees F; 40 percent RH: No failure

Vapor Tightness Sufficient to eliminate frost accumulation

Insulation Thickness 4 inches

Doors: Overlap type for 34 x 78 inch opening, construction as for walls but with edges closed: 2-1/2 inch thick insulation; flexible gasket containing magnetic strip on four edges; heated gasket thermostatic control with two way air relief valve. Configuration and quantity as shown on drawings

View Windows Sealed insulating glass units in doors

Hardware Cast brass, nylon bearing self closing hinges, roller catch latch and keeper, cylinder lock and inside safety release mechanism

Shelving and Supports Stainless steel construction, open rod construction, free standing style, adjustable supports

Deli Boxes Rear load, deep shelving with front access at each door

Light Fixtures Vapor tight. incandescent with 150 watt lamp, operating toggle switch on exterior wall of room with pilot light, wired in rigid conduit

Cooling System Direct expansion refrigerant, water cooled; remote located condensing unit for all rooms.

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 18

evaporator, unit cooler, self contained with valves, controls, switches, timers, refrigerant piping, insulated suction lines, and wiring. Size and capacity to maintain environment specified; hot gas defrost; electrically heated trace condensate drain

Cooling Unit Locate remote from cold storage rooms. Pipe coolant to cold rooms

Specialties

Pass Throughs stainless steel (#3t60 with mechanical interlock, view window in doors and exhausted by rooftop fan. Unit shall be seamless and fully welded, shall have installation flange and supplied with support brackets as required

Lockers 4 High x 12” w. plastic laminate lockable units with matching sloped top. Provide on built up 6” pedestal. Interiors shall be white melamine. Supply with number plates

Corner guards Stainless Steel in all lab / lab support areas 3 1/2” x 3 1/2” x 5’

Coat Racks Provide unitized aluminum coat hooks at each locker location

Projector Screens Install motorized projections screens (Daylite or equal) with recessed housing above ceiling and controls to switch

STRUCTURAL

Floor	Care must be taken prior to cutting any portion of the slab to confirm location of structural slab elements. Cutting, removal, repair and replacement must be done in accordance with structural engineering drawings and instructions

Bldg Structure	Replacement of any spray-applied fire protection that is removed or damaged during the course of tenant improvements is required

Roof Structure	A licensed structural engineer design a platform to accommodate any roof top equipment. Equipment on the north side of the roof shall be housed in the existing penthouse or on a platform

FIRE PROTECTION

Fire Sprinkler

Spacing and number of heads shall comply with recommendations of NFPA 13 for type of occupancy. Ceiling mounted high temperature heads (pendant, natural brass with chrome finish, semi-recessed with matching adjustable metal escutcheon) shall be used in those areas required by code. Server rooms shall have pre-action fire protection system with separate riser

Fire Extinguisher	Semi-Recessed, stainless steel fire extinguisher cabinet Dry chemical fire extinguisher bottle: Sentry 5 or equivalent Provide quantity required by code

Fire Alarm

Suite improvements to include all devices required by code and must be connected to the building fire alarm system. All work must be performed by an authorized Notifier representative with a minimum of 10 years experience

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 19

PLUMBING - TENANT IMPROVEMENT MINIMUM CRITERIA

All work shall be in strict conformance with the following codes & standards

Uniform Plumbing Code

Uniform Building Code

Uniform Fire Code

Local Fire Department Regulations

National Fire Protection Association

All other Authorities Having Jurisdiction

1.	All water fixtures used in general office space including restrooms but not including Process Fixtures, shall exceed the minimum rating by 30% specified in the Energy Policy Act of 1992, in accordance with LEED calculations

2.	Adhesives shall comply: VOC content shall be less than the current VOC content limits of SCAQMD Rule #1168, AND all sealants used as fillers must meet to exceed the requirements of the South Coast Air Quality Management District Regulation 8, Rule 51

Principal Systems to be Included in the Design

1.	Sanitary sewer drain, waste & vent - all spaces above ground level drain by gravity to the public sewer.

2.	Compressed Gases ((CA, N2, CO2)

3.	House Vacuum System

4.	Water Systems (ICW, IHW, DCW, DHW, DI). Water usage shall be submetered and measured for bill back purposes to the tenant

5.	Liquid Nitrogen System

6.	Typically, localized instantaneous electric domestic hot water heaters serve lavatories and sinks in the tenant suites

7.	Condensate drain piping runs from the HVAC units to the nearest indirect waste receptor (max. 60” AFF.) or to a Janitor’s Sink

8.	All drain piping from HVAC equipment and plumbing equipment runs to the nearest indirect waste receptor or Janitor Sink

Materials

Soil, Waste and Vent above Ground: Service-weight, no-hub cast-iron pipe and fittings

Soil, Waste and Vent Below Ground and to 5’-0” Outside of Building: Service-weight, cast-iron hub & spigot pipe and fittings

Industrial Waste and Vent piping above ground to be plenum rated polypropylene DWV

Industrial Waste and Vent piping below ground to be polypropylene DWV.

Industrial Waste piping to route to a sample port just prior to connection to sanitary system

Water and Condensate Drain Piping Above Ground: Type ‘L” hard-drawn copper type, ASTM

B88, and wrought copper fittings, ANSI B1 6.22. All hot water supply piping shall be insulated with 1-inch thick fiberglass insulation for sizes up to 2-1/2 inch size, 1-1/2 inch thick above 2-inch size piping. Condensate drain piping above ceilings to be insulated

Water Piping Below Ground 4-inches and smaller. Type “K” hard-drawn copper tubing, ASTM

B88, and wrought copper fittings ANSI B16.22, silver brazed joints

Natural Gas Piping: Buried piping to be Polyethylene per ASTM D2513; above grade to be Schedule 40 black steelper ASTM D 2513

Indirect Drains: Type “M” copper fittings, ANSI B16.22, solder joint type. Insulate with Manville Micro-Lok 650AP

Specialty gas piping shall be type L copper, silver brazed

Deionized Water: Schedule 40 polypropylene with socket fused joints

Liquid Nitrogen: Vacuum insulated stainless steel tubing

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 20

Adhesives shall comply: VOC content shall be less than the current VOC content limits of SCAQMD Rule ealants used as fillers must meet or exceed the requirements of the South Coast Air Quality Management District Regulation 8, Rule 51

Plumbing Fixtures

Water Closets, ADA Compliant: Handicap-height, vitreous china, wall mounted, floor outlet, low-flush toilet with flush valve

Water Closet: Vitreous china, wall mounted, floor outlet, low-flush toilet with flush valve

Urinal, ADA Compliant: Wall hung, vitreous china, ultra low-flush urinal with flushometer. Mount at handicap height

Urinal: Wall hung, vitreous china, pint urinal with flushometer

Lavatory: Vitreous china wall hung lavatory with a single temperature-metering low flow faucet

Faucet: Infra-red sensor control faucet on 120 v power

Lab sink: 25 in. x 22 in. x 12 in. deep stainless steel sink.

Scullery sink: Double compartment stainless steel sink with 14 in. deep basin

Service Sink: Corner model, terrazzo mop service basin with vacuum breaker faucet.

Emergency Shower/Eyewash: Water Saver Faucet Co. Model SSBF2150 or equivalent

Electric Water Cooler. Barrier-free, wall hung water cooler with push bar control and equipped for handicap usage

All water fixtures used in general office space including restrooms but not including Process Fixtures, shall exceed the minimum rating by 30% specified in the Energy Policy Act of 1992, in accordance with LEED calculations

Drains

Floor Drains: Cast iron body floor drains with nickel bronze top, membrane clamp and adjustable collar

Floor Sinks: Cast iron body receptor with acid-resistant coated interior, bottom dome strainer, seepage flange and grate

Break rooms shall have either single or double compartment 18 gauge stainless steel sinks. Minimum acceptable building standard sinks and accessories:

Single Compartment Sink:	Just Model #SX-2133-A-GR
Double Compartment Sink:	Just Model #DL-2133-A-GR
Drain:	Just Model # J-35FS
Faucet:	Just #J-900 single handle 8” center
Garbage Disposer:	In-Sink-Erator #444 0.75HP @ 120/1/60
Provide air gap fitting for dishwasher, if installed.

HVAC - TENANT IMPROVEMENT MINIMUM CRITERIA

All work shall be in strict conformance with the following codes and standards

Uniform Mechanical Code

Uniform Plumbing Code

Uniform Building Code

Uniform Fire Code

Local Fire Department Regulations

National Fire Protection Association

All other Authorities Having Jurisdiction

Principal Systems to be Included in Design

1.	Summer-Winter air conditioning for all occupied areas, including corridors and restrooms

2.	The current building has a common central plant that provides CHW for cooling. CHW piping is

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 21

delivered to the basement and capped

3.	Tenant spaces shall be conditioned by either fan coils above the ceiling space or air handlers located in basement

4.	Toilet exhaust systems for all restrooms and janitor rooms per code

5.	Building controls to be Johnson Metasys DDC System integrated with the existing site-wide DDC system with electric controllers

Existing Cooling Plant

The existing cooling plant consists of (1) 300T centrifugal and (1) 250T Turbocor chiller allocated on a pro-rata basis between 3550 John Hopkins Court and 3530 John Hopkins Court and chilled water usage shall be monitored for billing purposes

The tenant shall be responsible for providing and installing all necessary CHW BTU monitoring devices

Areas that require continuous 7/24 operation (computer rooms, network server rooms, etc.) shall be considered for stand-alone systems; be Liebert, Data-Aire or equivalent. The system configuration shall be dependent on room capacity requirements

Existing Heating Plant	The existing heating plant consists of (2) Parker boilers, 2880 MBH output/each, to be allocated between 3550 John Hopkins Court and 3530 John Hopkins Court on a pro-rata basis. Heating Hot Water usage shall be monitored for billing purposes

Office Areas	Fan coils can be installed in office areas above the ceiling space with ducted supply and return. Minimum standard for cabinet style fan coils shall Carrier 42BH type or equal

Lab Areas	These areas shall be serviced by basement 100% OSA air handling units equipped as described below

Basement

Air Handling Units shall be based on Energy Lab Units or approved equivalent with the following minimum components and accessories:

•  Double wall outdoor construction

•  Backward Inclined Supply fans with high efficiency motors and VFD’s

•  Airflow monitoring stations

•  Moisture eliminator section

•  Filtration with 2 in. 30/30 prefilters and 85% efficient final filters

•  Cooling and heating coils with corrosion resistant protection

•  Stainless steel drain pan

Telephone/IT Room	Dedicated 24/7 independent split system units with the fan coil units mounted above the ceiling space and the condensing unit located in the basement

Environmental Design Conditions	The following criteria will be used for sizing the heating and cooling systems:

Outdoor Ambient Design Conditions:

	Summer:	88¥F dB, 72¥F mwB, 13¥F dB outdoor daily range

	Winter:	42¥F dB

Indoor Conditions for Air Conditioned Area:
	Offices, Labs	72¥F dB ± 3¥F dB, No Humidity Control
	Electrical, Telecom, Storage	Typical of office space unless equipment

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 22

requires a more specifically controlled environment

Ventilation Air Requirements

Outdoor air for ventilation on this project exceeds the requirements of the American Society of Heating Ventilating and Air Conditioning Engineers (ASHRAE) Standard 62-1989, Ventilation for Acceptable Indoor Air Quality. On average approximately 0.2 cfm per square foot should be provided for all office environments.

For laboratory areas provide 100% outside air with target air change rates of 6 AC/Hr occupied and 4 AC/Hr unoccupied. It is acknowledged that air change rates above the target rates may be required to satisfy heat loads and address worker safety in certain laboratory areas.:

Energy Use & Conservation	The Energy Efficiency Standard, Title 24, to be used to set the minimum performance requirements of this installation, though Tenant agrees their design will exceed the minimum savings to comply with LEED Silver Certification.

Ceiling Registers & Diffusers

Ceiling diffusers with perforated face with frame style compatible with the type of ceiling used. Surface mounted diffusers require gaskets to prevent leakage. Diffuser faceplate to have concealed hinges and latches. Faceplates to be easily removable from the frame. Supply diffusers, Titus-PMC perforated modular face-size 24” X 24’ for lay-in ceiling tile. Linear diffusers for all hard lid areas.

These manufacturers are considered equal, providing corresponding models meet specified requirements. Equivalent substituted equipment to be submitted for the Designer’s review during bid of major equipment.

  Air Filters                                 AAF, Air Guard

  Diffusers, Registers, Grilles     Titus, EH Price, Krueger

Duct Work

Supply ducts, return ducts, and exhaust ducts plenum chambers, housing, and panels fabricated from zinc-coated (galvanized) steel sheets conforming to the latest ASTM Specs A-525. Zinc- coating to be of the “Commercial” class

Exhaust duct from fume hoods shall be 304 stainless steel back to main exhaust duct Exhaust duct from Glasswash area shall be 304 stainless steel back to main exhaust duct Ductwork shall be installed in strict accordance with the latest SMACNA guidelines and shall also adhere to the latest State and Federal seismic requirements

Install Flexible ducts in a fully extended condition free of sags and kinks, using minimum length required for connection. Flexible duct suspended on 36’ centers with a min 3/4’ wide flat banding material where horizontal support is required. Joints and connections to be made in accordance with Underwriters Laboratories, Inc. Connect to rigid sheet metal with min 1/2” wide collar positively clamped and secured with screws or other approved fastening

Toilet Exhaust Ventilation	Exhausted all restrooms and janitor rooms shall with a min of 12 air changes per hour

Miscellaneous Exhaust/ Ventilation Systems

The following exhaust system have been installed as part of the shell design, it is assumed that outside ambient air shall provide makeup air to the exhausted area:

Elevator Machinery Rooms.

Electrical Room(s).

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 23

Controls	Electronic DDC building automation system controls the central pant, located in 3550 John
Hopkins Court. The system operates the HVAC system and controls occupied and non-occupied temperature and ventilation schedules. The system includes monitoring, alarm and by-pass functions for efficient energy management

The DDC System is programmed to log utilities

Electronic digital control to be provided at the tenant zone level; controls shall be coordinated with the shell building system. Purchase and installation of all utility devices within the tenant space are part of Tenant Improvement scope of work

ELECTRICAL—TENANT IMPROVEMENT MINIMUM CRITERIA

All work shall be in strict conformance with the following codes and standards

NFPA 70 National Electrical Code

NFPA 101 Life Safety Code

BOCA Building Codes

IES - Illuminating Engineering Society of North America

Distribution

The building distribution is located in basement with 277/408 volt, 2,500 AMP underground pull section to be provided in the main electrical room with a small house meter for house loads (ie: lobby, elevators, etc). The main distribution board, tenant meter section and other electrical distribution work will be part of the Tenant Improvement

Electrical panels must grouped in dedicated electrical rooms not installed randomly within tenant spaces.

All conductors for new switchgear to be installed as new

New HVAC equipment to be fed from the first floor distribution switchgear. New external starters for HVAC equipment. New Nema 3R combination starters will be added to the roof equipment feeding the first and second floor

Panelboards and distribution boards shall be located at the satellite electrical rooms to feed the office/lab and support areas.

All new transformers are energy efficient Energy Star type

Tenant to provide 208V branch circuit panelboards within the tenant space

Distribution	Panelboards
Equipment

All Panelboards to be new, all TI panels to be surface mounted and stacked if necessary, inside the dedicated electrical rooms.

Panelboards for lighting to be 480Y/277V 3f 4W to be series rated for fault current. All Electrical panels are to be located in electrical equipment rooms.

Panelboards for power and control power shall be 208Y/120V 3f 4W with minimum fault current ratings of 10,000 AIC. located in electrical equipment rooms. Panelboards served through transformers shall have integral main over current protection, sized as indicated on the drawings.

All panelboards have bolt-on circuit breakers, 42-pole space, bus ratings (as indicated on the panel schedules) and are either surface or flush mounted (as indicated on the panel schedules). All panels located in electrical rooms to be stacked or switchboard mounted to minimize space used by the panels

Panelboards with an isolated ground bus are required as noted. All 208Y/120V 3f 4W panelboards shall be provided with 100% rated neutral bus; panelboards for IT room UPS equipment to be 200% rated neutral bus with an isolated ground bus.

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 24

Feeders

Feeders shall be copper conductors (Type THHN or THW) routed in electro metallic tubing (EMT), polyvinylchloride (PVC), conduit or rigid galvanized steel (RGS) conduit EMT shall be used in all indoor, concealed locations where the feeder is protected from damage or weather. RGS conduit shall be used in exterior applications or where the conduit may be exposed to physical damage. PVC shall be used for all below-grade applications.

Feeders shall be sized according to the singleline diagram in the construction documents.

Feeders shall be rack-mounted in accessible ceiling spaces or routed below grade under the slab.

Emergency Power System

Tenant will be allocated pro-rata share of existing generator at 3550 John Hopkins Court. All other emergency power system components to be provided by tenant

Branch Circuitry

1.      Conduit and Wire

a.      Branch circuits for all power circuits serving furniture partition systems, office power, convenience outlets, control power, etc. to be nominally sized as 120V 20A.

b.      Branch circuits for lighting circuits to be either 277V 20A unless specifically indicated otherwise (undercabinet lighting is connected to 120V 20A circuits).

c.      All area branch circuit conductors to be copper and routed in metal conduit.

d.      Branch circuiting to individual offices shall be (3) #12AWG (two ‘hot’ and one neutral) plus (1) #12 green ground wire forming a two dedicated 120V 20A 3- wire circuits to feed a maximum of four offices.

e.      Each office to include (2) duplex receptacles, and (1) ring and string devices per 130 SF office. Quantity to be adjusted per square footage room size.

f.       Systems furniture feeds to be provided as (4) circuit (8) wire systems with three normal circuits and one isolated ground circuit.

g.      Branch circuits may be increased in size for specific loads or as necessary to prevent excessive voltage drop on longer circuits.

h.      MC cable to be provided as for concealed office wall wiring and concealed lighting only. All homeruns to be provided in EMT conduit.

2.      Electrical Devices

a.      Electrical devices including (receptacles and switches) shall be rated according to the load served.

b.      Electrical devices shall be Decora type, white in color with white thermoplastic cover plates.

c.      Cover plates for receptacles and junction boxes shall be labeled indicating the circuit and panelboard from which the device is fed.

d.      All floor furniture feeds shall be flush type, and flush type to be provided at conference rooms. Floor devices must be 2 hr rated at second floor locations.

3.      Lighting Systems

a.      Fixtures shall be suitable for the application including the ability to provide egress illumination where required. Egress light shall be wired and remain on a night lights.

b.      Fixtures shall meet U.L requirements and selection and placement of fixtures shall comply with ADA requirements.

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Work Letter – Landlord Build	3530 John Hopkins/Novartis - Page 25

c.      All lighting fixtures shall operate at 277 V unless specifically noted otherwise.

d.      Lighting Power Densities (LPD) must exceed with the Title 24 energy savings by 25% - 35% to comply with LEED Silver Certification efforts.

e.      Office area to consist of direct/indirect linear pendant style fixtures or recessed direct/indirect light fixtures type: Focal Point Skylite 2’x4’, FBX-24-B Perforated Shield, White, lamping and voltage to be confirmed. Landlord reserves the right to determine use and location of either style of fixture.

f.       Exit Lights—Lithonia LRP, Green on clear, 120/277, EL N.

4.      Lighting Control Systems

a.      Lighting control must comply with Title 24 requirements (including over-ride control for automatically shutting the lights off at prescribed periods of time and the ability to over-ride the lighting control for up to two hours of use).

b.      Lighting control equipment shall include a programmable lighting control panel, relay panels (quantity as necessary), over-ride switches (distributed throughout the space), and interconnecting conductors.

c.      Control zones to include perimeter areas for daylit spaces, skylit areas, and interior areas under 5.000SF.

d.      Lighting over-ride switches to be located in corridors and similar areas to allow ease of access.

e.      Each room shall be controlled by dual-level switching for local control.

f.       Each private enclosed office to be provided with wall mounted dual-level switching and a ceiling mounted override motion sensor. Manufacturer: Hubbell or equal.

5.      Mechanical Equipment

a.      Mechanical equipment on the roof to be provided with meter distribution per tenant.

b.      Power provided from the 480 V or 208 Y/120 V system for line voltage to mechanical equipment.

c.      Control power wiring (other than 120 V as indicated on Mechanical control wiring diagrams) by the mechanical contractor.

d.      Smoke detectors, time clocks, relays, contactors, etc. by the mechanical contractor.

e.      Motor starters and disconnect switches by the electrical contractor according to the control wiring diagrams provided by mechanical contractor.

6.      Telephone/Data Room and Low Voltage Wiring

a.      The existing MPOE room in the basement can be utilized

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3530 John Hopkins/Novartis - Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this          day of                     ,             , between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”) (“Tenant”), and is attached to and made a part of the Lease dated             ,              (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is                     , and the termination date of the Base Term of the Lease shall be midnight on                     ,             . In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”)

By:
Its:

LANDLORD:

ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company

By:	ARE-QRS CORP.,
a Maryland corporation, managing member

By:
Its:

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Rules and Regulations	3530 John Hopkins/Novartis - Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Except as provided for in the Lease, Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in material violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects that are visible and obvious or otherwise actually known to Tenant in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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Rules and Regulations	3530 John Hopkins/Novartis - Page 98

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking (except with the use of microwave ovens) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 1

EXHIBIT F TO LEASE

REMOVABLE INSTALLATIONS

None.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 1

EXHIBIT G TO LEASE

SIGNAGE

(Location of Monument Sign and Building Sign)

3530
NAUTILUS
GNF
ALEXANDRIA.
FABRICATED ALUMINUM SHOULDER PAINTED ALL SIDES TO MATCH PMS 2950 SATIN FINISH.
FABRICATED ALUMINUM CANTED SIGN BODY PAINTED TO MATCH MATTHEWS "BRUSHED ALUMINUM" ALL SIDES SATIN FINISH
ADDRESS & PROJECT LOGO 3/4" EXPOSED CLEAR ACRYLIC PUSH-THROUGH W/ OPAQUE MATTE BLACK FACES, CREATES HALO LIT EFFECT.
POURED CONCRETE FOOTING TROWELED SMOOTH, W/ EASED EDGES
TENANT LOGO IN 1/4" EXPOSED MATTE WHITE ACRYLIC PUSH-THROUGH FROM REMOVABLE PANEL, PREVENT LIGHT LEAKS.
REMOVABLE ALUMINUM TENANT PANEL PAINTED TO MATCH MATTHEWS "GREYSTAR GREY" MP18237 R103905 SATIN FINISH
SILKSCREENED LOGO TO MATCH PMS 2955C SATIN FINISH
MAINTAIN FOOTING ANGLE ALL CORNERS
PLAN VIEW
SCALE: 1" = 1'-0"
MULTI-TENANT ID MONUMENT ELEVATION
SCALE: 1" = 1'-0"
FRONT END VIEW (FACING STREET)
SCALE: 1" = 1'-0"
BACK END VIEW
SCALE: 1" = 1'-0"
10'-6"
4'-6"
1'-0"
1'-0"
8"
8"
1'-6"
(VARIES PENDING GRADE)
1'-0"
8"
16 1/2" (24" MAX)
15°

	Job Number:	Job Name:	Page Title:	Sign Type:	Quantity:	Date:	Scale:	Approved: ☐ As is ☐ With Changes	Page:
1421 West Lewis Street, San Diego, California 92103 Telephone: 619.542.1815 / Fax: 619.542.1837 www.stuartwhitedesign.com / © Stuart White Design 2011	1983	Alexandria - Nautilus	Tenant ID Monument	8	1 Single Faced	7/15/11	1" = 1'- 0"	Initials: Date:	1

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 2

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 1

EXHIBIT H TO LEASE

FORM MEMORANDUM OF INSURANCE

****SAMPLE****MEMORANDUM OF INSURANCE	DATE XX/XX/2011

This Memorandum of Insurance is issued as a matter of information only to Authorized Viewers for their internal use only and confers no rights upon any viewer or holder of this Memorandum. This Memorandum does not affirmatively or negatively amend, extend or alter the insurance coverage described below. This Memorandum may only be viewed, copied, printed and distributed by an Authorized Viewer for such Authorized Viewer’s internal use. Any other use, duplication or distribution of this Memorandum without the consent of Wells Fargo Insurance Service USA, Inc. is prohibited. “Authorized Viewer” shall mean an entity or person authorized by the insured named herein to access this Memorandum via https://wfis.wellsfargo.com/ProductServices/Misc/novartis/faq XXXX/. The information contained herein is current as of the date of this Memorandum. Wells Fargo Insurance Service USA, Inc. shall be under no obligation to update such information.

PRODUCER SAMPLE—Broker name here	COMPANIES AFFORDING COVERAGE
Co.A XXXXXXX

INSURED SAMPLE MOI Novartis Institute for Functional Genomics, Inc. Novartis Corporation One South Ridgedale Avenue East Hanover, New Jersey 07936	Co.B
Co.C
Co.D

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS MEMORANDUM MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE	POLICY EXPIRATION DATE	LIMITS
A	GENERAL LIABILITY COMMERCIAL GENERAL LIABILITY CLAIMS MADE	XXXX	01-Jan-2011	01-Jan-2012	GENERAL AGGREGATE	$3,000,000
					PRODUCTS- COMP/OP AGG	INCLUDED IN GEN. AGG,
					PERSONAL AND ADV INJURY	$3,000,000
					EACH OCCURRENCE	$3,000,000
					FIRE DAMAGE (ANY ONE FIRE)	$1,000,000
					MED EXP (ANY ONE PERSON)	$10,000

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 2

AUTOMOBILE LIABILITY	COMBINED SINGLE LIMIT

BODILY INJURY (PER PERSON)

BODILY INJURY (PER ACCIDENT)

PROPERTY DAMAGE

EXCESS LIABILITY	EACH OCCURRENCE

AGGREGATE

GARAGE LIABILITY	AUTO ONLY (PER ACCIDENT)

OTHER THAN AUTO ONLY:

EACH ACCIDENT

AGGREGATE

WORKERS COMPENSATION / EMPLOYERS LIABILITY	WORKERS COMP LIMITS

EL EACH ACCIDENT

EL DISEASE—POLICY LIMIT

EL DISEASE—EACH EMPLOYEE

The Memorandum of Insurance serves solely to list insurance policies, limits and dates of coverage. Any modifications hereto are not authorized.

MEMORANDUM OF INSURANCE	DATE XX/xx/2011

This Memorandum is issued as a matter of information only to Authorized Viewers for their internal use only and confers no rights upon any viewer or holder of this Memorandum. This Memorandum does not affirmatively or negatively amend, extend or alter the insurance coverage described below. This Memorandum may only be viewed, copied, printed and distributed by an Authorized Viewer for such Authorized Viewer’s internal use. Any other use, duplication or distribution of this Memorandum without the consent of Wells Fargo Insurance Service USA, Inc. is prohibited. “Authorized Viewer” shall mean an entity or person authorized by the insured named herein to access this Memorandum via https://wfis.wellsfargo.com/ProductServices/Misc/novartis/faq. The information contained herein is current as of the date of this Memorandum. Wells Fargo Insurance Service USA, Inc. shall be under no obligation to update such information.

PRODUCER	INSURED

XXX SAMPLEXXX	Novartis Institute for Functional Genomics, Inc. Novartis Corporation One South Ridgedale Avenue East Hanover, New Jersey 07936

ADDITIONAL INFORMATION

THE GENERAL LIABILITY POLICY INCLUDES THE FOLLOWING ENDORSEMENTS:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3530 John Hopkins/Novartis - Page 3

BROAD FORM VENDORS COVERAGE—ANY VENDOR WITH WHOM YOU HAVE AGREED IN A WRITTEN CONTRACT, EXECUTED PRIOR TO LOSS, TO NAME AS AN ADDITIONAL INSURED, BUT ONLY FOR THE LIMITS AGREED TO IN SUCH CONTRACT OR TO THE LIMITS OF INSURANCE OF THIS POLICY, WHICHEVER IS THE LESSER OF THE TWO.

MANAGERS OR LESSORS OF PREMISES—ANY MANAGER OR LESSOR OF PREMISES WITH WHOM YOU HAVE AGREED IN A WRITTEN CONTRACT, EXCUTED PRIOR TO LOSS, TO NAME AS AN ADDITIONAL INSURED, BUT ONLY FOR THE LIMITS AGREED TO IN SUCH CONTRACT OR TO THE LIMITS OF INSURANCE OF THIS POLICY, WHICHEVER IS THE LESSER OF THE TWO.

The Memorandum of Insurance serves solely to list insurance policies, limits and dates of coverage. Any modifications hereto are not authorized.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

EXHIBIT B

The First Amendment

[Attached]

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “First Amendment”) is made as of July     , 2015, by and between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”) (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of August 8, 2011 (the “Lease”). Pursuant to the Lease, Tenant leases from Landlord certain premises consisting of approximately 44,681 rentable square feet (the “Premises”) in a building located at 3530 John Hopkins Court, San Diego, California (“Building”). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Term of the Lease is scheduled to expire on May 31, 2017.

C. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, accelerate the expiration date of the Lease to July 31, 2016.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Base Term. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant hereby agree to accelerate the expiration date of the Term of the lease from May 31, 2017, to July 31, 2016 (“Termination Date”).

Notwithstanding the foregoing, prior to the Conkwest Sublease Commencement Date (as defined below) Tenant shall vacate the Premises and deliver the Premises to Conkwest (as defined below) in the condition in which Tenant is required to surrender the Premises as of the expiration of the Lease. Tenant agrees to reasonably cooperate with Landlord in all matters, as applicable, relating to (i) vacating the Premises prior to the Conkwest Sublease Commencement Date in accordance with the surrender requirements and in the condition required pursuant to the Lease, and (ii) except as otherwise provided in this First Amendment, all other matters related to restoring the Premises to the condition required under the Lease.

2.

Base Rent and Operating Expenses. Except as otherwise set forth in this First Amendment, Tenant shall be responsible for the payment of all Base Rent, Operating Expenses and any other obligations due under the Lease through the Termination Date.

3.

Insurance. If Tenant enters into a sublease (“Conkwest Sublease”) for the entire Premises with Conkwest, Inc. (“Conkwest”), so long as Conkwest delivers to Landlord a certificate of insurance showing the limits of coverage required under the Lease and showing Landlord and the Additional Insured Parties as additional insureds on or before the commencement date of the Conkwest Sublease (“Conkwest Sublease Commencement Date”), then, as of the Conkwest Sublease Commencement Date, Tenant shall no longer be required to maintain the insurance required to be maintained by Tenant pursuant to Section 17 of the Lease. Notwithstanding the foregoing, Tenant shall be required to reinstate and maintain such insurance required to be carried by Tenant pursuant to Section 17 of the Lease if (i) a Default occurs under the Lease, (ii) an event of default occurs under the Conkwest Sublease, (iii) any of the policies required under Section 17 of

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

the Lease and carried by Conkwest terminates or expires and Conkwest does not timely deliver renewal certificates, or (iv) Tenant enters onto any portion of the Project following the Conkwest Sublease Commencement Date.

4.

Improvements to Premises. Section 41 (r) of the Lease is hereby deleted in its entirety and is null and void and of no further force or effect and Tenant shall have no obligation to build out any portions of the Premises that remain unimproved as of the date of this First Amendment.

5.

Project Maintenance. Landlord and Tenant acknowledge that as of the date of this First Amendment, Tenant is performing certain maintenance obligations of Landlord pursuant to the second paragraph of Section 14 of the Lease. Landlord and Tenant agree that commencing on the Conkwest Sublease Commencement Date, Tenant shall cease all maintenance of the Project and Landlord shall be responsible for maintaining the Project in accordance with the terms of the Lease and the cost of such maintenance shall be payable to Landlord by Tenant as part of Operating Expenses. As of the Conkwest Sublease Commencement Date, the second paragraph of Section 14 of the Lease shall be null and void and of no further force or effect and Tenant shall have no further rights to elect to maintain all or any portion of the Project.

6.	Extension Rights. Section 39 of the Lease is hereby deleted in its entirety and is null and void and of no further force or effect and Tenant shall have no right to extend the Base Term of the Lease.

7.

Condition Precedent. Notwithstanding anything to the contrary contained in this First Amendment, Tenant and Landlord acknowledge and agree that the effectiveness of this First Amendment shall be subject to the following conditions precedent (“Conditions Precedent”) having been satisfied: (i) Tenant shall have entered into the Conkwest Sublease with Conkwest, and (ii) the execution by Tenant, Conkwest and Landlord, on or before July 31, 2015, of a consent to sublease reasonably acceptable to Landlord. In the event that the Conditions Precedent are not satisfied, Landlord shall have the right to terminate this First Amendment upon delivery of written notice to Tenant, in which event this First Amendment shall be null and void and of no further force or effect. Landlord shall have no liability whatsoever to Tenant relating to or arising from Landlord’s inability or failure to cause the Conditions Precedent to be satisfied.

8.

Disclosure. For purposes of Section 1938 of the California Civil Code, as of the date of this Amendment, Tenant acknowledges having been advised by Landlord that the Project has not been inspected by a certified access specialist.

9.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

10.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

2

c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

3

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

TENANT:

NOVARTIS INSTITUTE FOR FUNCTIONAL GENOMICS, INC., a Delaware corporation (doing business as “The Genomics Institute of the Novartis Research Foundation”)

By:
Its:

LANDLORD:

ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company

By:	ARE-QRS CORP.,
a Maryland corporation, managing member

By:
Its:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHT RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

4

EXHIBIT C

Description of Included Personal Property

[Attached]

Exhibit C

Personal Property to Remain in 3530 Building

Office Furniture:

Item	Manufacturer	Model	Quantity	Location
Bubble Rooms	DIRTT		4	2nd floor office area

Workstation, Larger Desks	Knoll	Antenna	26	2nd floor office area

Workstation, Smaller Desks	Knoll	Antenna	18	2nd floor office area

Desk Chairs	SitOnIt	Focus	44	2nd floor office area

Lateral Files	Knoll	Calibre, 42W“x39“W	56	2nd floor office area

Stool, Bar Height	Enea	Lotus	10	2nd floor collaboration area

Lounge Chair	Geiger	Comes Around	2	2nd floor collaboration area

Huddle Room Chairs	Geiger	Deft	12	6 in each Huddle room

Conference room chairs	SitOnIt	Messenger	32	spread amongst the three conference rooms

Bubble Room Chairs	SitOnIt	Sona	8	Two in each of 4 bubble rooms

Break Room Chairs	SitOnIt	Rowdy	8	Break Room

Lounge Chair	Krug	Carlyle	2	Lobby

Break Room Tables Glass Top Table	Prismatique		2 1	Break Room Colloboration Area

Bubble Room Tables	Nevins	Rectangle, 60x30 nesting	4	1 in each bubble room

Conference Room Table	Krug	Boat, 120x48- 42	2	1 in each upstairs conference room

Conference Room Table	Krug	Boat, 192x54- 48	1	downstairs conference room

Collobaration Tables Room Table	Enea	Lotus	2	Colloboration Area

Conference room Credenza	Krug	Buffet-Full Glass Top,75x24x35	2	1 in each upstairs conference room

Conference room Credenza	Krug	Buffet-Full Glass Top,60x27x35	1	downstairs conference room

Table between lounge chairs		Double Take 24” round table	1	Colloboration Area

Huddle Room Table	Geiger	48” Round Table	1	Huddle Room

Huddle Room Table	Geiger	60” Round Table	1	Huddle Room

Refrigerator	KitchenAid	KBFS22EWMS7	1	First Floor Break Room

Lab

Item	Manufacturer	Model	Quantity	SN	Location
6’ Lab Bench	Hanson	NuFlex	30	n/a	lab

5’ Lab Bench	Hanson	NuFlex	6	n/a	lab

35” wide double door cabinets on casters	Hanson	n/a	48	n/a	lab

4’ Trespa bench	VWR	n/a	7	n/a	lab

5’ Trespa bench	VWR	n/a	6	n/a	lab

6’ Trespa bench	VWR	n/a	15	n/a	lab

Lab Chairs			33	n/a	lab

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	107040	221

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	105370	221

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	107029	227

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	107965	233

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	105524	264

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	107048	236

6” Class II, Type A2 Biosafety Cabinet	Baker	SG603A HE	1	107038	238

5L Process Vessel	Walker Barrier Systems		1	235

High Potency Compounding Isolator	Walker Barrier Systems		1	236

Vial Entry Filler	Walker Barrier Systems		1	237

Lyophillizer Isolator	Walker Barrier Systems		1	237

Conjugation Fume Hood	Reynoldstech	custom	1	235

IT

Item	Manufacturer	Model	Quantity	Location
Cabling	Siemon	CAT6	Distribution to workstations on 2nd floor, 101 and front desk on first floor

19 inch rack	Chatsworth		1	Garage level IDF

Patch panels	Siemon		2	Garage level IDF

Fiber	Corning	50 micron Multimode	12 strands	1st floor IDF to 2nd floor IDF

19 inch racks	Chatsworth		3	1st floor IDF

Patch panels	Siemon		8	1st floor IDF

19 inch racks	Chatsworth		3	2nd floor IDF

Patch panels	Siemon		20	2nd floor IDF
AT&T cell site equipment				1st floor IDF
AT&T cellular access points			9	distributed thoughout 1st and 2nd floors
AT&T cabling				distributed thoughout 1st and 2nd floors
Outdoor intercom boxes	Viking	E-30 hands free speakerphone	2	front entry and loading dock

113